UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04163

T. Rowe Price Tax-Free High Yield Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Tax-Free High Yield Fund	August 31, 2022
PRFHX	Investor Class
PATFX	Advisor Class
PTYIX	I Class
T. ROWE PRICE Tax-Free High Yield Fund

HIGHLIGHTS

■	Aggressive monetary tightening by the Federal Reserve to combat high inflation caused interest rates to rise sharply over the past six months. Consequently, the broad municipal bond market posted deeply negative returns, with longer-maturity bonds—which are more sensitive to rate changes—faring worst.

■	T. Rowe Price’s tax-free bond funds posted losses and underperformed their respective Bloomberg benchmarks, although performance versus their Lipper peer groups was favorable. With money market yields rising from ultralow levels, the Tax-Exempt Money Fund delivered modestly positive returns but lagged its Lipper index.

■	We continued to favor bonds from large airports and health care issuers, particularly those with strong balance sheets that, in our assessment, bolster their debt servicing capacity during challenging economic periods.

■	While this year has brought disappointing results for most bondholders, we feel that the municipal market’s sharp downturn has unlocked compelling value for long-term investors. Moreover, we believe that market fundamentals remain strong, leaving tax-exempt bonds generally well positioned for tenuous economic conditions.

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Market Commentary

Dear Shareholder

Major stock and bond indexes produced sharply negative results during the first half of your fund’s fiscal year, the six-month period ended August 31, 2022, as investors contended with geopolitical turmoil, persistently high inflation, tightening financial conditions, and slowing growth.

Equity markets struggled during the period, with most major benchmarks finishing in the red. Higher interest rates caused investors to place less value on a company’s future earnings, punishing high-growth areas of the market in particular. Within the large-cap S&P 500 Index, nearly all sectors declined, with communication services, financials, consumer discretionary, and information technology faring worst. Energy and utilities were the only bright spots as oil prices jumped in response to Russia’s invasion of Ukraine and as investors turned toward traditionally defensive sectors amid mounting recession fears.

Inflation remained the leading concern for investors throughout the period. The war in Ukraine exacerbated already existing supply chain problems, and other factors, such as the impact of the fiscal and monetary stimulus enacted during the pandemic, exerted upward pressure on consumer demand and prices. Near the end of the period, some measures of inflation, such as the consumer price index (CPI), seemed to be retreating from recent peaks. The July CPI report (the last to be issued during our reporting period) showed that prices remained unchanged from the prior month, although the index reading was up 8.5% on a year-over-year basis.

In an attempt to tame runaway inflation, the Federal Reserve rapidly enacted a hawkish monetary playbook, raising rates for the first time since late 2018 and enacting a total of four rate increases in quick succession. The policy moves included hikes of 25, 50, 75, and 75 basis points, lifting the Fed’s policy rate from near zero at the beginning of the period to a range of 2.25% to 2.50% by period-end. In addition, the central bank began reducing its holdings of U.S. Treasuries and mortgage-backed securities in June. Near the end of the period, hawkish comments from central bank officials—including Fed Chair Jerome Powell at the Kansas City Fed’s annual Jackson Hole economic symposium—indicated that they would be willing to risk causing a recession by raising rates and keeping them at a higher level in order to bring inflation down.

U.S. Treasury yields rose across the yield curve as the market reacted to the Fed’s hawkish turn. Yields of shorter-maturity Treasuries increased the most during the period, with the two-year Treasury note yield rising to its highest level since 2007. By the end of the period, the 2-year/10-year segment of the yield curve was inverted, which historically has been considered an indicator of a coming recession.

The rising yield environment weighed on returns across the fixed income universe. Municipal bonds were pressured by higher Treasury yields, but the tax-free sector held up better than Treasuries during the period. Although municipals experienced outflows, a drop in new issuance amid higher borrowing costs provided technical support. Driven by signs of a slowing economy, lower-rated municipal debt generally underperformed.

We continue to live and invest in an unprecedented macroeconomic environment. The bear market in the U.S. is particularly unusual in that it is taking place in conjunction with a tight labor market featuring record-high job openings and historically low unemployment. Looking ahead, investors are likely to remain focused on whether the Fed can achieve a soft landing by taming inflation without sending the economy into recession. Outside the U.S., we believe that the probability of a recession is higher due to the implications of the Russian invasion of Ukraine, soaring energy prices, and persistent inflation. In our view, this environment makes skilled active management a critical tool for identifying risks and opportunities. Our investment teams will continue to use fundamental research to identify companies that can add value to your portfolio over the long term.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps

CEO and President

Management’s Discussion of Fund Performance

TAX-EXEMPT MONEY FUND

INVESTMENT OBJECTIVE

The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest current income exempt from federal income taxes.

FUND COMMENTARY

How did the fund perform in the past six months?

The Tax-Exempt Money Fund returned 0.19% for the six months ended August 31, 2022, compared with 0.31% for the Lipper Tax-Exempt Money Market Funds Index. (I Class shares returned 0.28%, reflecting their different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Tax-free money market yields rose sharply in response to rapid interest rate hikes by the Federal Reserve (Fed) to fight high inflation. Substantial outflows from municipal bond funds industrywide added upward pressure on yields, as portfolio managers were occasionally forced to sell meaningful amounts of short-maturity holdings to satisfy redemptions. Coupled with a generally light supply of municipal securities on primary dealers’ balance sheets, below-average issuance levels helped to mitigate technical strains in the market, with higher borrowing costs and solid fiscal conditions for most states and localities keeping many issuers on the sidelines.

In this environment, yields on AAA rated one-year municipals climbed to 2.21% by the end of August from 0.81% at the start of the period, while rates on municipals with seven-day maturities increased to 1.51% from 0.20%.

How is the fund positioned?

The fund’s weighted average maturity (WAM) lengthened modestly over the period. We shortened the fund’s WAM through spring, reflecting our preference at the time for very short-term variable rate demand notes (VRDNs) that would allow us to more easily adjust the fund’s positioning based on monetary policy signals and municipal market supply/demand dynamics. In June, however, amid an acceleration in the pace of Fed rate hikes, we began rotating toward longer maturities in an attempt to earn higher yields. This repositioning consequently extended the fund’s WAM.

Still, VRDNs with maturities of one to seven days remained the fund’s largest allocation as of August 31, 2022, constituting approximately 56% of its net assets. The fund also invested roughly 11% of its net assets as of the period-end in variable rate trust receipts. By comparison, fixed rate commercial paper with maturities out to 90 days totaled approximately 22% of the portfolio, with the remainder of its holdings composed mostly of fixed rate notes and bonds maturing in one year or less.

Revenue-backed securities from health care issuers continued to represent the fund’s largest sector allocation. We kept a more modest allocation to the general obligation sector, where we added exposure to highly rated borrowers such as Anne Arundel County (Maryland) and the state of California. Other notable purchases included commercial paper from the Indiana Finance Authority and tax-secured issues from the New York City Transitional Finance Authority. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

What is portfolio management’s outlook?

Inflation has finally shown signs of moderating but remains at multi-decade highs, leading the Fed to signal additional monetary tightening in the months ahead and an intent to keep its policy interest rate elevated for an extended period. Despite decidedly hawkish messaging from Fed officials, a range of economic crosscurrents—including continued tightness in the U.S. labor market, slowing global growth, and geopolitical risks to commodities prices—pose uncertainty to Fed policy over the next year, which will likely keep interest rate volatility elevated.

Consequently, we are pursuing a balanced strategy that, in our view, will allow the fund to take advantage of higher yields on longer maturities, while still maintaining adequate flexibility through short-term holdings to respond quickly to changes in the market outlook. As always, we remain committed to managing a high-quality, diversified portfolio focused on liquidity and stability of principal, which we deem of utmost importance to the fund’s shareholders.

TAX-FREE SHORT-INTERMEDIATE FUND

INVESTMENT OBJECTIVE

The fund seeks to provide, consistent with modest price fluctuation, a high level of income exempt from federal income taxes by investing primarily in short- and intermediate-term investment-grade municipal securities.

FUND COMMENTARY

How did the fund perform in the past six months?

The Tax-Free Short-Intermediate Fund returned -2.03% over the six months ended August 31, 2022. The fund outperformed its Lipper peer group average but modestly lagged its Bloomberg index benchmark. (Results for Advisor and I Class shares varied, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The past six months proved to be an especially trying period for municipal bonds and fixed income markets broadly, as aggressive interest rate hikes by the Federal Reserve (Fed) to curb inflation pressures pushed bond yields to multiyear highs. (Bond prices and yields move in opposite directions.) Substantial cash outflows from municipal bond funds industrywide occasionally led to outsized selling activity in the market, adding upward pressure on tax-free debt yields. Below-average issuance levels and a generally light supply of bonds held by primary dealers helped to mitigate these technical strains, with solid fiscal conditions for most states and localities and higher borrowing costs keeping many issuers on the sidelines.

The fund was not immune to broader market headwinds in this challenging investment environment, as the sharp rise in municipal yields hurt its absolute performance. However, our small adjustments to the fund’s duration—a key measure of its interest rate sensitivity—aided relative returns. Compared with the benchmark, the portfolio held a modestly short duration posture early in the period based on our expectations for short- and intermediate-term yields to climb as the Fed commenced its widely anticipated rate-hiking cycle. This positioning benefited relative performance as yields surged. We later shifted toward a slightly long relative duration stance, which added value in late June and July while yields briefly retreated from earlier highs. By the conclusion of the reporting period, the fund again held a slightly short duration posture versus the benchmark.

The contribution from our interest rate management was outweighed, however, by negative security selections and asset allocation in revenue-backed debt—reflecting a moderate widening of credit spreads as well as underperformance for longer-duration bonds amid rising interest rates. (Credit spreads are the yield differences between higher- and lower-quality bonds of similar maturity.) Individual bond selections in the airport, dedicated tax, and prepaid gas revenue subsectors detracted from performance. Meanwhile, overweight exposures to prepaid gas and hospital revenue bonds dampened results, as did an overweight to the broad revenue sector.

How is the fund positioned?

With investors pricing in significant monetary tightening by the Fed, short-term municipal yields in August reached their highest levels since late 2008—excluding a brief, pandemic-induced spike in March 2020. Moreover, yield ratios between shorter-term municipals and similar-maturity Treasuries began to adjust toward more reasonable levels, in our view, from a noticeably disparate position in July. (Cross-market yield ratios are used by many investors as a gauge of tax-free bonds’ relative appeal.)

We feel that this reset in absolute and relative valuations has opened attractive entry points for bond buyers. While we see potential for front-end municipal yields to edge higher in the coming months as the Fed likely stays on its current course, we believe that stalling economic growth and moderating inflation could bring about an earlier end to the Fed’s rate-hiking cycle than many investors currently anticipate. As a result, we are striving to keep the fund’s duration close to that of the benchmark while eyeing opportunities to potentially extend to a modestly longer relative posture should growth and inflation show signs of rolling over.

In terms of credit quality diversification, the fund’s positioning finished the period little changed. Amid widening credit spreads, we sought to balance better buying opportunities in mid- to lower-quality bonds with the portfolio’s emphasis on high-grade issues. Consistent with the fund’s investment orientation, more than 80% of its net assets as of the period-end were invested in bonds from the three-highest investment-grade rating tiers (AAA, AA, and A).

The A and BBB categories remained strategic overweight positions for the fund, though its allocations to these segments dipped slightly. To enhance the fund’s yield profile, we kept a very small position in non-investment-grade debt (rated BB and below), constituting approximately 1% of the portfolio’s net assets as of August 31, 2022. We also maintained modest exposure to unrated credits.

Overall, we expect credit quality in the municipal market to remain strong. However, with last year’s tailwinds of direct federal aid, robust economic growth, and low borrowing costs fading rapidly, we expect issuer fundamentals to garner a greater share of the market’s attention, reinforcing our emphasis on rigorous, bottom-up research.

From a sector allocation standpoint, transportation revenue bonds continued to compose the fund’s largest position and represented a meaningful overweight versus the benchmark. Among transportation segments, we were particularly constructive on major airports during recent months, supported by a recovery in air travel to pre-pandemic levels as well as grants to airports through the Infrastructure Investment and Jobs Act.

We also observed attractive relative valuations in airport bonds subject to the alternative minimum tax (AMT), leading us to purchase AMT bonds issued on behalf of Denver International Airport. On a more structural basis, our investment thesis on major airports remained underpinned by their critical role in the U.S. economy, substantial debt service reserve accounts, and generally solid cash positions that were bolstered during the pandemic by federal relief funds. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The fund’s allocation to state and local general obligation (GO) bonds increased modestly over the period. While we remained mindful of pension-related risks in the GO sector over a longer time horizon, we believed that strong tax collections and budget surpluses for many states and municipalities had lessened these risks over the medium term. Consequently, we felt comfortable building a tactical position in higher-yielding Puerto Rico GO debt, with continued federal aid to the island and fiscal oversight from a federally appointed board bolstering our near-term outlook on the credit. Our investment in the territory’s GO bonds followed its successful debt restructuring and a meaningful pullback in valuations amid a market-wide sell-off.

We also maintained allocations to other lower-rated GO borrowers such as Illinois and New Jersey, both of which were upgraded by rating agencies during the period. To balance the portfolio’s positions in mid- and low-quality obligors, we added exposure to highly rated states with favorable economic profiles, such as Washington and Georgia.

Revenue-backed health care bonds remained a key overweight allocation for the fund, although we trimmed its total exposure to the sector. While we maintained a favorable long-term outlook on hospitals—specifically, those that are part of larger health systems—we held a somewhat defensive near-term stance toward the sector due to wage pressures impacting hospitals’ profit margins. In the face of this headwind, we believed that operators with strong balance sheets, skilled management teams, and leading market positions would be better equipped to withstand the inflationary environment.

What is portfolio management’s outlook?

Municipal bonds, like most fixed income markets, have struggled considerably this year in the face of elevated macroeconomic uncertainty and rapid monetary tightening, with additional pressures resulting from significant redemption activity industrywide. While this environment has brought disappointing results for most bondholders, we feel that the municipal market’s sharp downturn has unlocked compelling value for long-term investors. Moreover, we believe that strong credit fundamentals for many issuers should leave tax-exempt bonds generally well positioned for tenuous economic conditions.

Despite more attractive valuations and a solid fundamental backdrop, industrywide fund flows have failed to sustain positive momentum in recent months, and we see potential for net flows to remain volatile through year-end. Further volatility in interest rates is also expected as investors weigh a likely slowdown in economic activity and moderating inflation against the Fed’s commitment to continued monetary tightening.

As we navigate these crosscurrents, we are taking a selective approach toward bond structures and maintaining an emphasis on bottom-up credit factors. As always, we are striving to stay risk aware and disciplined in our investment process, which we believe will serve the fund’s shareholders well.

TAX-FREE INCOME FUND

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term investment-grade municipal securities.

FUND COMMENTARY

How did the fund perform in the past six months?

The Tax-Free Income Fund returned -6.60% over the six months ended August 31, 2022. The fund outperformed its Lipper peer group average but underperformed its Bloomberg index benchmark. (Results for Advisor and I Class shares varied modestly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The past six months proved to be an especially trying period for municipal bonds and fixed income markets broadly, as aggressive interest rate hikes by the Federal Reserve (Fed) to curb inflation pressures pushed bond yields to multiyear highs. (Bond prices and yields move in opposite directions.) Substantial cash outflows from municipal bond funds industrywide occasionally led to outsized selling activity in the market, adding upward pressure on tax-free debt yields. Below-average issuance levels and a generally light supply of bonds held by primary dealers helped to mitigate these technical strains, with solid fiscal conditions for most states and localities and higher borrowing costs keeping many issuers on the sidelines.

The fund was not immune to broader market headwinds in this challenging investment environment. In addition to hurting the fund’s absolute returns, the sharp rise in yields detracted from performance versus the index given the portfolio’s longer-than-benchmark duration—a key measure of its interest rate sensitivity. Overweight positions at the long end of the yield curve also impeded relative results, as yields on long-dated municipal bonds climbed more than those on intermediate maturities.

Asset allocation in revenue-backed debt dulled performance, reflecting a moderate widening of credit spreads as well as underperformance for longer-duration segments amid rising interest rates. (Credit spreads are the yield differences between higher- and lower-quality bonds of similar maturity.) Overweight exposures to hospital and life care issuers detracted from performance—although our individual security selections within these segments outperformed, buoying relative returns. Revenue-backed investments in toll roads and airports added value but were offset by negative selections of power revenue bonds.

How is the fund positioned?

Due to the potential for a further escalation in interest rates amid continued Fed policy tightening, we sought to focus new investments in more defensively structured bonds—namely those with shorter-duration, higher-coupon profiles. Most notably, we added exposure to a higher-coupon New York City general obligation (GO) as well as a state of Colorado lease financing issue offering an especially attractive 6.0% coupon rate. We also purchased a higher-coupon GO from the state of Illinois, whose bond rating was upgraded by several rating agencies during the period. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In terms of credit quality diversification, we migrated toward AA and A rated bonds at the expense of those in the BBB and non-investment-grade (BB and below) tiers. We also reduced the portfolio’s exposure to AAA rated issues, mostly due to sales of short-term prerefunded issues to satisfy redemptions or to facilitate purchases of more attractively valued bonds. Relative to the benchmark, A and BBB rated debt remained strategic overweight allocations for the fund. We also kept an overweight position in unrated bonds, where we continued to see relative value opportunities in issuers that, in our assessment, had been overlooked by investors and rating agencies.

We increased the fund’s allocation to transportation revenue bonds, which composed its largest sector position as of the period-end and remained a key overweight versus the benchmark. Among transportation segments, we were particularly constructive on major airports during recent months, with revenue bonds for Chicago O’Hare International Airport and Hartsfield-Jackson Atlanta International Airport representing notable purchases for the fund.

A recovery in air travel to pre-pandemic levels as well as grants to airports through the Infrastructure Investment and Jobs Act supported our conviction in this segment. On a more structural basis, our investment thesis on major airports remained underpinned by their critical role in the U.S. economy, substantial debt service reserve accounts, and generally solid cash positions that were bolstered during the pandemic by federal relief funds.

Revenue-backed health care bonds remained a meaningful allocation for the fund and its biggest overweight position, although we continued to trim its total exposure to the sector. While we maintained a favorable long-term outlook on health care issuers—specifically large hospitals and continuing care retirement communities—we held a somewhat defensive stance toward the sector over the near term due to wage pressures impacting borrowers’ profit margins. In the face of this headwind, we believed that operators with solid balance sheets, skilled management teams, and strong demand profiles would be better equipped to withstand the inflationary environment.

What is portfolio management’s outlook?

Municipal bonds, like most fixed income markets, have struggled considerably this year in the face of elevated macroeconomic uncertainty and rapid monetary tightening, with additional pressures resulting from significant redemption activity industrywide. While this environment has brought disappointing results for most bondholders, we feel that the municipal market’s sharp downturn has unlocked compelling value for long-term investors. Moreover, we believe that strong credit fundamentals for many issuers should leave tax-exempt bonds generally well positioned for tenuous economic conditions.

Despite more attractive valuations and a solid fundamental backdrop, industrywide fund flows have failed to sustain positive momentum in recent months, and we see potential for net flows to remain volatile through year-end. Further volatility in interest rates is also expected as investors weigh a likely slowdown in economic activity and moderating inflation against the Fed’s commitment to continued monetary tightening.

As we navigate these crosscurrents, we are taking a selective approach toward bond structures and maintaining an emphasis on bottom-up credit factors. As always, we are striving to stay risk aware and disciplined in our investment process, which we believe will serve the fund’s shareholders well.

TAX-FREE HIGH YIELD FUND

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term low- to upper-medium-grade municipal securities.

FUND COMMENTARY

How did the fund perform in the past six months?

The Tax-Free High Yield Fund returned -7.68% for the six months ended August 31, 2022. The fund outperformed its Lipper peer group average—partly reflecting its conservative positioning relative to many competitors—but underperformed its Bloomberg index benchmark. (Results for Advisor and I Class shares varied modestly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The past six months proved to be an especially trying period for municipal bonds and fixed income markets broadly, as aggressive interest rate hikes by the Federal Reserve (Fed) to curb inflation pressures pushed bond yields to multi-year highs. (Bond prices and yields move in opposite directions.) Substantial cash outflows from municipal bond funds industrywide occasionally led to outsized selling activity in the market, adding upward pressure on tax-free debt yields. Below-average issuance levels and a generally light supply of bonds held by primary dealers helped to mitigate these technical strains, with solid fiscal conditions for most states and localities and higher borrowing costs keeping many issuers on the sidelines.

The fund was not immune to broader market headwinds in this challenging investment environment. In addition to hurting the fund’s absolute performance, the sharp rise in yields detracted from relative returns given the portfolio’s longer-than-benchmark duration—a key measure of its interest rate sensitivity. Overweight positions at the long end of the yield curve also impeded results, as yields on long-dated municipal bonds climbed more than those on intermediate maturities.

More significantly, asset allocation in revenue-backed debt hampered performance, reflecting a moderate widening of credit spreads as well as underperformance for longer-duration bonds amid rising interest rates. (Credit spreads are the yield differences between higher- and lower-quality bonds of similar maturity.) An overweight to bonds from life care communities particularly dragged on performance. Overweight exposure to industrial development revenue/pollution control revenue (IDR/PCR) bonds and an underweight to housing revenue bonds also detracted from results.

Credit selection provided a modest boost to relative returns, specifically within the revenue sector. Bond investments in industrial development/pollution control, life care, and light rail projects meaningfully benefited performance, although these contributions were lessened by holdings of power and water and sewer utility bonds.

How is the fund positioned?

Due to the potential for a further escalation in interest rates amid continued Fed policy tightening, we sought to focus new investments in more defensively structured bonds—specifically those with shorter-duration, higher-coupon profiles. Most notably, we added exposure to higher-coupon revenue bonds issued by the Maryland Economic Development Corporation for the Purple Line light rail project. We also purchased a state of Colorado lease financing issue offering an especially attractive 6.0% coupon rate. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Among rating tiers, we sought to bolster the portfolio’s holdings in high-grade, comparatively more liquid segments, intended to aid the fund’s ability to withstand a potentially prolonged outflow cycle. Consequently, the fund’s exposures to AA and A rated bonds increased slightly, while its positions in lower-quality credit—BBB and non-investment-grade debt rated BB and below—moderated. At the same time, we observed favorable buying opportunities in many lower-rated segments, consistent with the fund’s investment orientation. BBB rated charter schools, for instance, provided relative value opportunities, in our view, as these bonds repriced to sharply higher yields without a meaningful change in credit fundamentals.

Unrated bonds remained the fund’s largest allocation, and its exposure to this segment increased modestly over the period, as we continued to seek incremental risk-adjusted yield in credits that, in our assessment, had been overlooked by investors and rating agencies. A small portion of the fund’s unrated holdings consisted of short-term, high-quality prerefunded bonds, which are generally considered by investors to be among the most liquid assets in the municipal market.

From a sector perspective, health care revenue bonds remained both the fund’s largest absolute allocation and overweight versus the benchmark. While we maintained a favorable long-term outlook on health care—particularly continuing care retirement communities and hospitals—we held a somewhat defensive stance toward the sector over the near term due to wage pressures impacting borrowers’ profit margins. In the face of this headwind, we believed that issuers with solid balance sheets, skilled management teams, and strong demand profiles would be better equipped to withstand the inflationary environment. Accordingly, we favored higher-rated health care names during the period, leading us to add exposure to revenue bonds issued for the University of California system’s six academic medical centers.

In addition to the health care space, we kept a meaningful allocation to higher-yielding IDR/PCR bonds, as we continued to believe that the corporate-backed nature of these projects offers diversification benefits for municipal bond investors. Among other corporate-backed market segments, we added positions in several prepaid gas supply bonds whose payment obligations are guaranteed by investment banks. Namely, we increased exposure to Tennessee Energy Acquisition Corporation and Tennergy Corporation bonds, guaranteed by Goldman Sachs and Morgan Stanley, respectively.

What is portfolio management’s outlook?

Municipal bonds, like most fixed income markets, have struggled considerably this year in the face of elevated macroeconomic uncertainty and rapid monetary tightening, with additional pressures resulting from significant redemption activity industrywide. While this environment has brought disappointing results for most bondholders, we feel that the municipal market’s sharp downturn has unlocked compelling value for long-term investors. Moreover, we believe that strong credit fundamentals for many issuers should leave tax-exempt bonds generally well positioned for tenuous economic conditions.

Despite more attractive valuations and a solid fundamental backdrop, industrywide fund flows have failed to sustain positive momentum in recent months, and we see potential for net flows to remain volatile through year-end. Further volatility in interest rates is also expected as investors weigh a likely slowdown in economic activity and moderating inflation against the Fed’s commitment to continued monetary tightening.

As we navigate these crosscurrents, we are taking a selective approach toward bond structures and maintaining an emphasis on bottom-up credit factors. As always, we are striving to stay risk aware and disciplined in our investment process, which we believe will serve the fund’s shareholders well.

INTERMEDIATE TAX-FREE HIGH YIELD FUND

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income exempt from federal income taxes.

FUND COMMENTARY

How did the fund perform in the past six months?

The Intermediate Tax-Free High Yield Fund returned-5.28% for the six months ended August 31, 2022. The fund outperformed the average return of its Lipper peer group, which encompasses funds of various maturity and duration constraints, but underperformed its Bloomberg index benchmark. (Results for Advisor and I Class shares varied modestly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The past six months proved to be an especially trying period for municipal bonds and fixed income markets broadly, as aggressive interest rate hikes by the Federal Reserve (Fed) to curb inflation pressures pushed bond yields to multi-year highs. (Bond prices and yields move in opposite directions.) Substantial cash outflows from municipal bond funds industrywide occasionally led to outsized selling activity in the market, adding upward pressure on tax-free debt yields. Below-average issuance levels and a generally light supply of bonds held by primary dealers helped to mitigate these technical strains, with solid fiscal conditions for most states and localities and higher borrowing costs keeping many issuers on the sidelines.

The fund was not immune to broader market headwinds in this challenging investment environment. Security selection and asset allocation in revenue-backed debt hampered performance, reflecting a moderate widening of credit spreads as well as underperformance for longer-duration bonds amid rising interest rates. (Credit spreads are the yield differences between higher- and lower-quality bonds of similar maturity, while duration is a measure of sensitivity to interest rate changes.) Investments in individual power, dedicated tax, and hospital revenue bonds particularly weighed on results, although our selections of industrial development revenue/pollution control revenue (IDR/PCR) and life care revenue bonds mitigated these detractions. In terms of positioning, overweight exposures to the life care and IDR/PCR subsectors dragged on results. On the broad sector level, a structural underweight to state and local general obligation debt and a related overweight to revenue bonds detracted from performance.

How is the fund positioned?

Due to the potential for a further escalation in interest rates amid continued Fed policy tightening, we sought to focus new investments in more defensively structured bonds—specifically those with shorter-duration, higher-coupon profiles. Most notably, we added exposure to higher-coupon revenue bonds issued by the Maryland Economic Development Corporation for the Purple Line light rail project. We also purchased a state of Colorado lease financing issue offering an especially attractive 6.0% coupon rate. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Among rating tiers, we sought to bolster the portfolio’s holdings in high-grade, comparatively more liquid segments, intended to aid the fund’s ability to withstand a potentially prolonged outflow cycle. Consequently, the fund’s exposure to A rated bonds increased, while its positions in lower-quality credit—BBB and non-investment-grade debt rated BB and below—moderated. At the same time, we observed favorable buying opportunities in many lower-rated segments as the market repriced to sharply higher yields without, in our assessment, a meaningful change in credit fundamentals.

Unrated bonds remained the fund’s largest allocation, and its exposure to this segment increased modestly over the period, as we continued to seek incremental risk-adjusted yield in credits that we believed had been overlooked by investors and rating agencies. A small portion of the fund’s unrated holdings consisted of short-term, high-quality prerefunded bonds, which are generally considered by investors to be among the most liquid assets in the municipal market.

From a sector perspective, health care revenue bonds remained the fund’s largest absolute allocation and largest overweight versus the benchmark. While we maintained a favorable long-term outlook on health care—particularly continuing care retirement communities and hospitals—we held a somewhat defensive stance toward the sector over the near term due to wage pressures impacting borrowers’ profit margins. In the face of this headwind, we believed that issuers with solid balance sheets, skilled management teams, and strong demand profiles would be better equipped to withstand the inflationary environment. Accordingly, we favored higher-rated health care names during the period—although we also saw relative value opportunities in some mid- to low-rated hospitals with solid liquidity metrics and leading market positions, such as Beebe Medical Center revenue bonds issued by the Delaware Health Facilities Authority.

In addition to the health care space, we kept a meaningful allocation to higher-yielding IDR/PCR bonds, as we continued to believe that the corporate-backed nature of these projects offers diversification benefits for municipal bond investors. Among other corporate-backed market segments, we added positions in several prepaid gas supply bonds whose payment obligations are guaranteed by investment banks. Namely, we increased exposure to Tennessee Energy Acquisition Corporation and Southeast Energy Authority bonds, guaranteed by Goldman Sachs and Morgan Stanley, respectively.

What is portfolio management’s outlook?

Municipal bonds, like most fixed income markets, have struggled considerably this year in the face of elevated macroeconomic uncertainty and rapid monetary tightening, with additional pressures resulting from significant redemption activity industrywide. While this environment has brought disappointing results for most bondholders, we feel that the municipal market’s sharp downturn has unlocked compelling value for long-term investors. Moreover, we believe that strong credit fundamentals for many issuers should leave tax-exempt bonds generally well positioned for tenuous economic conditions.

Despite more attractive valuations and a solid fundamental backdrop, industrywide fund flows have failed to sustain positive momentum in recent months, and we see potential for net flows to remain volatile through year-end. Further volatility in interest rates is also expected as investors weigh a likely slowdown in economic activity and moderating inflation against the Fed’s commitment to continued monetary tightening.

As we navigate these crosscurrents, we are taking a selective approach toward bond structures and maintaining an emphasis on bottom-up credit factors. As always, we are striving to stay risk aware and disciplined in our investment process, which we believe will serve the fund’s shareholders well.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE TAX-EXEMPT MONEY FUND

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Investments in high yield bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Municipal bond funds may be highly impacted by events tied to the overall municipal securities markets, including unfavorable legislative or political developments and adverse changes in the financial conditions of municipal bond issuers and the economy. Some income may be subject to state and local taxes and the federal alternative minimum tax.

BENCHMARK INFORMATION

Note: Bloomberg® and Bloomberg 1–5 Year Blend (1–6 Year Maturity) Index, Bloomberg Municipal Bond Index, Bloomberg 65% High-Grade/35% High-Yield Index, and Bloomberg 65% High-Grade/35% High-Yield Intermediate Competitive (1–17 Year Maturity) Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by T. Rowe Price. Bloomberg is not affiliated with T. Rowe Price, and Bloomberg does not approve, endorse, review, or recommend its products. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to its products.

Note: Copyright © 2022 Fitch Ratings, Inc., Fitch Ratings Ltd. and its subsidiaries.

Note: Portions of the mutual fund information contained in this report were supplied by Lipper, a Refinitiv Company, subject to the following: Copyright 2022 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Note: © 2022, Moody’s Corporation, Moody’s Investors Service, Inc., Moody’s Analytics, Inc. and/or their licensors and affiliates (collectively, “Moody’s”). All rights reserved. Moody’s ratings and other information (“Moody’s Information”) are proprietary to Moody’s and/or its licensors and are protected by copyright and other intellectual property laws. Moody’s Information is licensed to Client by Moody’s. MOODY’S INFORMATION MAY NOT BE COPIED OR OTHERWISE REPRODUCED, REPACKAGED, FURTHER TRANSMITTED, TRANSFERRED, DISSEMINATED, REDISTRIBUTED OR RESOLD, OR STORED FOR SUBSEQUENT USE FOR ANY SUCH PURPOSE, IN WHOLE OR IN PART, IN ANY FORM OR MANNER OR BY ANY MEANS WHATSOEVER, BY ANY PERSON WITHOUT MOODY’S PRIOR WRITTEN CONSENT. Moody’s (R) is a registered trademark.

Note: Copyright © 2022, S&P Global Market Intelligence (and its affiliates, as applicable). Reproduction of any information, data or material, including ratings (“Content”) in any form is prohibited except with the prior written permission of the relevant party. Such party, its affiliates and suppliers (“Content Providers”) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content. A reference to a particular investment or security, a rating or any observation concerning an investment that is part of the Content is not a recommendation to buy, sell or hold such investment or security, does not address the appropriateness of an investment or security and should not be relied on as investment advice. Credit ratings are statements of opinions and are not statements of fact.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIOS

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the Intermediate Tax-Free High Yield Fund, Tax-Free High Yield Fund, Tax-Free Income Fund, and Tax-Free Short-Intermediate Fund have three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and the I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. The Tax-Exempt Money Fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses

The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Periods Ended 6/30/22	SEC Yield (7-Day Simple)[ab]	SEC Yield (7-Day Simple)– Unsubsidized	1 Year	5 Years	10 Years	Since Inception	Inception Date
Tax-Exempt Money Fund	0.46%	0.44%	0.06%	0.56%	0.30%	–	–
Tax-Exempt Money Fund– I Class	0.67	0.65	0.12	–	–	0.61%	7/6/17
Tax-Free Short-Intermediate Fund	–	–	-4.08	0.77	0.97	–	–
Tax-Free Short-Intermediate Fund– Advisor Class	–	–	-4.55	0.42	–	0.57	8/8/12
Tax-Free Short-Intermediate Fund– I Class	–	–	-4.12	0.88	–	1.20	11/29/16
Tax-Free Income Fund	–	–	-9.35	1.34	2.35	–	–
Tax-Free Income Fund– Advisor Class	–	–	-9.64	1.02	2.01	–	–
Tax-Free Income Fund– I Class	–	–	-9.28	–	–	1.44	7/6/17
Tax-Free High Yield Fund	–	–	-10.52	1.84	3.35	–	–
Tax-Free High Yield Fund– Advisor Class	–	–	-10.71	1.53	–	2.91	8/8/12
Tax-Free High Yield Fund– I Class	–	–	-10.33	1.95	–	2.59	11/29/16
Intermediate Tax-Free High Yield Fund	–	–	-7.85	1.65	–	2.41	7/24/14

(Unaudited)

The accompanying notes are an integral part of these financial statements.

(Unaudited)

The accompanying notes are an integral part of these financial statements.

(Unaudited)

The accompanying notes are an integral part of these financial statements.

August 31, 2022 (Unaudited)

PORTFOLIO OF INVESTMENTS‡

(Amounts in 000s)

	Par/Shares	$ Value
COMMON STOCKS 0.0%		
Ingevity (1)	1	61
United Airlines Holdings (1)	—	12
Westrock	5	213
Total Common Stocks (Cost $213)		286
MUNICIPAL SECURITIES 99.2%		
ALABAMA 1.5%		
Huntsville-Redstone Village Special Care Fac. Fin. Auth., 5.50%, 1/1/28 (1)(2)	3,175	2,016
Huntsville-Redstone Village Special Care Fac. Fin. Auth., 5.50%, 1/1/43 (1)(2)	2,460	1,562
Huntsville-Redstone Village Special Care Fac. Fin. Auth., Series A, 6.875%, 1/1/43 (1)(2)	1,720	1,092
Huntsville-Redstone Village Special Care Fac. Fin. Auth., Series A, 7.50%, 1/1/47 (1)(2)	3,080	1,956
Jefferson County, Sewer, Series A, 5.25%, 10/1/48 (3)	7,460	7,790
Jefferson County, Sewer, Series A, 5.50%, 10/1/53 (3)	19,770	20,688
Southeast Energy Auth. A Cooperative Dist., Series A, VRDN, 4.00%, 11/1/51 (Tender 10/1/28)	4,115	4,086
Southeast Energy Auth. A Cooperative Dist., Series B, VRDN, 4.00%, 12/1/51 (Tender 12/1/31)	5,600	5,509
Tuscaloosa County IDA, Hunt Refining Project, Series A, 4.50%, 5/1/32 (4)	2,602	2,376
Tuscaloosa County IDA, Hunt Refining Project, Series A, 5.25%, 5/1/44 (4)	22,310	20,345
		67,420
ARIZONA 1.5%		
Arizona HFA, Banner Health, Series B, FRN, 67% of 3M USD LIBOR + 0.81%, 2.336%, 1/1/37	2,365	2,232
Arizona IDA, Cadence Campus Project, Series A, 4.00%, 7/15/40 (4)	795	698
Arizona IDA, Cadence Campus Project, Series A, 4.00%, 7/15/50 (4)	1,375	1,128
Arizona IDA, Doral Academy - Fire Mesa, Series A, 5.00%, 7/15/39 (4)	1,140	1,143
Arizona IDA, Doral Academy - Fire Mesa, Series A, 5.00%, 7/15/49 (4)	1,010	991
Arizona IDA, Odyssey Preparatory Academy, 5.00%, 7/1/49 (4)	3,740	3,622
Arizona IDA, Odyssey Preparatory Academy, Series A, 5.25%, 7/1/37 (4)	2,580	2,613
Arizona IDA, Odyssey Preparatory Academy, Series A, 5.50%, 7/1/52 (4)	2,925	2,962

Maricopa County IDA, Commercial Metals Company Project, 4.00%, 10/15/47 (4)(5)	6,680	5,790
Maricopa County PCR, El Paso Electric, Series A, 4.50%, 8/1/42	2,795	2,795
Peoria IDA, Sierra Winds Life Care, Series A, 5.50%, 11/15/34	3,180	2,778
Peoria IDA, Sierra Winds Life Care, Series A, 5.75%, 11/15/40	5,155	4,361
Phoenix Civic Improvement, Capital Appreciation, 5.50%, 7/1/33 (6)	1,075	1,287
Phoenix Civic Improvement, Capital Appreciation, Series B, 5.50%, 7/1/29 (6)	6,820	7,928
Phoenix Civic Improvement, Capital Appreciation, Series B, 5.50%, 7/1/30 (6)	6,270	7,363
Phoenix IDA, Downtown Phoenix Student Housing, 5.00%, 7/1/44	860	864
Phoenix IDA, Downtown Phoenix Student Housing, 5.00%, 7/1/49	515	514
Phoenix IDA, Downtown Phoenix Student Housing, 5.00%, 7/1/59	1,820	1,786
Pima County IDA, American Leadership Academy, 4.00%, 6/15/41 (4)	2,585	2,188
Pima County IDA, American Leadership Academy, 4.00%, 6/15/51 (4)	2,745	2,160
Pima County IDA, American Leadership Academy, 4.00%, 6/15/57 (4)	3,110	2,359
Salt Verde Financial, 5.00%, 12/1/32	3,050	3,260
Tempe IDA, Friendship Village of Tempe Project, Series A, 4.00%, 12/1/38	1,290	1,097
Tempe IDA, Friendship Village of Tempe Project, Series A, 4.00%, 12/1/46	2,150	1,689
		63,608
ARKANSAS 0.5%		
Arkansas DFA, Big River Steel Project, 4.50%, 9/1/49 (4)(5)	12,550	11,504
Arkansas DFA, Big River Steel Project, 4.75%, 9/1/49 (4)(5)	4,295	4,094
Arkansas DFA, Green Bond, 5.45%, 9/1/52 (4)(5)(7)	6,500	6,406
Arkansas DFA, Washington Regional Medical Center, Series A, 5.00%, 2/1/35	785	800
Arkansas DFA, Washington Regional Medical Center, Series C, 5.00%, 2/1/35	1,040	1,061
		23,865
CALIFORNIA 5.6%		
California Community Housing Agency, Creekwood, Series A, 4.00%, 2/1/56 (4)	18,810	14,976
California Community Housing Agency, Stoneridge Apartment, Series A, 4.00%, 2/1/56 (4)	6,975	5,590
California Community Housing Agency, Summit at Sausalito Apartments, Series A-2, 4.00%, 2/1/50 (4)	8,440	6,800
California Community Housing Agency, Verdant at Green Valley Project,, 5.00%, 8/1/49 (4)	10,425	9,794
California Housing Fin., Series 2019-1, Class A, 4.25%, 1/15/35	2,943	2,951

California Infrastructure & Economic Dev. Bank, Social Bond, Series B, 5.00%, 11/1/47	1,945	2,078
California Infrastructure & Economic Dev. Bank, Social Bond, Series B, 5.00%, 11/1/57	1,675	1,762
California Municipal Fin. Auth., Baptish Univ., Series A, 5.00%, 11/1/46 (4)	2,750	2,825
California Municipal Fin. Auth., Community Health System, Series A, 4.00%, 2/1/51	3,040	2,824
California Municipal Fin. Auth., LINXS APM Project, Series A, 5.00%, 12/31/43 (5)	21,840	22,250
California Municipal Fin. Auth., LINXS APM Project, Series A, 5.00%, 12/31/47 (5)	4,725	4,793
California Municipal Fin. Auth., UCR North Dist. Phase 1, 5.00%, 5/15/49	2,580	2,641
California Municipal Fin. Auth., UCR North Dist. Phase 1, 5.00%, 5/15/52	2,150	2,197
California Municipal Fin. Auth., West Village, 5.00%, 5/15/36	2,285	2,375
California PFA, Enso Village Project, 2.375%, 11/15/28 (4)	1,290	1,178
California PFA, Enso Village Project, 3.125%, 5/15/29 (4)	1,385	1,259
California PFA, Enso Village Project, 5.00%, 11/15/46 (4)	645	596
California PFA, Enso Village Project, Series B-3, 2.125%, 11/15/27 (4)	2,280	2,109
California School Fin. Auth., Ivy Academia Project, Series A, 4.00%, 6/1/41 (4)	1,650	1,390
California School Fin. Auth., Ivy Academia Project, Series A, 4.00%, 6/1/51 (4)	1,500	1,173
California School Fin. Auth., Ivy Academia Project, Series A, 4.00%, 6/1/61 (4)	250	186
California Statewide CDA, Series 2021A, 4.00%, 9/2/28	225	224
California Statewide CDA, Series 2021A, 4.00%, 9/2/29	240	238
California Statewide CDA, Series 2021A, 4.00%, 9/2/30	255	252
California Statewide CDA, Series 2021A, 4.00%, 9/2/31	200	196
California Statewide CDA, Series 2021A, 4.00%, 9/2/41	1,380	1,224
California Statewide CDA, Series 2021A, 4.00%, 9/2/51	855	713
California Statewide CDA, Series 2021C-1, 4.00%, 9/2/31	980	958
California Statewide CDA, Series 2021C-1, 4.00%, 9/2/41	1,780	1,613
California Statewide CDA, Series 2021C-1, 4.00%, 9/2/51	1,205	1,028
California Statewide CDA, Series A-1, 5.00%, 9/2/42	3,795	3,821
California Statewide CDA, Series A-1, 5.00%, 9/2/52	5,400	5,307
California Statewide CDA, 899 Charleston Moldaw Residences, Series A, 5.375%, 11/1/49 (4)	3,010	2,824
California Statewide CDA, Loma Linda Univ. Medical Center, 5.50%, 12/1/54	11,170	11,412
California Statewide CDA, Loma Linda Univ. Medical Center, Series A, 5.00%, 12/1/27 (4)	2,580	2,680
California Statewide CDA, Loma Linda Univ. Medical Center, Series A, 5.00%, 12/1/46 (4)	3,435	3,345

California Statewide CDA, Loma Linda Univ. Medical Center, Series A, 5.25%, 12/1/56 (4)	7,090	7,096
California Statewide CDA, Loma Linda Univ. Medical Center, Series A, 5.50%, 12/1/58 (4)	15,980	16,164
California Statewide CDA, Statewide Community Infrastructure Program, 4.00%, 9/2/29	1,720	1,735
California Statewide CDA, Statewide Community Infrastructure Program, 4.00%, 9/2/41	1,375	1,243
California Statewide CDA, Statewide Community Infrastructure Program, 4.00%, 9/2/51	2,065	1,772
California Statewide CDA, Statewide Community Infrastructure Program, 5.00%, 9/2/34	925	994
California Statewide CDA, Statewide Community Infrastructure Program, 5.00%, 9/2/39	860	914
California Statewide CDA, Statewide Community Infrastructure Program, 5.00%, 9/2/49	430	447
California Statewide Fin. Auth., Tobacco Industry, Series A, 6.00%, 5/1/43	1,290	1,313
CMFA Special Fin. Agency VII, Breakwater Apartments, Series A-2, 4.00%, 8/1/47 (4)	7,420	5,687
CMFA Special Fin. Agency XII, Allure Apartments, 4.375%, 8/1/49 (4)	2,745	2,162
CMFA Special Fin. Agency, Solana At Grand, Series A-2, 4.00%, 8/1/45 (4)	3,105	2,424
CSCDA Community Improvement Auth. Link-Glendale Social Bonds, 4.00%, 7/1/56 (4)	3,387	2,645
CSCDA Community Improvement Auth., Altana Glendale Social Bonds, Series A-2, 4.00%, 10/1/56 (4)	14,770	11,816
CSCDA Community Improvement Auth., Oceanaire Long Beach Social Bonds, Series A-2, 4.00%, 9/1/56 (4)	2,700	2,205
CSCDA Community Improvement Auth., Parallel Anaheim Social Bonds, 4.00%, 8/1/56 (4)	3,275	2,674
CSCDA Community Improvement Auth., Renaissance at City Center, Series A, 5.00%, 7/1/51 (4)	2,075	1,951
Foothill-Eastern Transportation Corridor Agency, Series A, 4.00%, 1/15/46	3,585	3,371
Golden State Tobacco Securitization, Series B-2, Zero Coupon, 6/1/66	80,185	9,442
Irvine, Reassessment Dist. No. 12-1, 4.00%, 9/2/27	255	257
Irvine, Reassessment Dist. No. 12-1, 4.00%, 9/2/28	350	352
Northern California Gas Auth. No. 1, Series B, FRN, 67% of 3M USD LIBOR + 0.72%, 2.246%, 7/1/27	4,950	4,817
Regents of the University of California Medical Center Pooled Revenue, Series P, 5.00%, 5/15/47	29,175	32,035
Riverside County Transportation Commission, Restructure 91 Express, Series B-1, 4.00%, 6/1/41	860	810

Santa Margarita Water Dist., Community Fac. Dist. No. 2013-1, 5.625%, 9/1/43	2,065	2,097
West Sacramento Fin. Auth., Series A, 5.00%, 9/1/34	1,695	1,867
		245,872
COLORADO 5.5%		
Aerotropolis Regional Transportation Auth., 4.375%, 12/1/52	9,055	7,345
Arista Metropolitan Dist., Series A, GO, 5.00%, 12/1/38	2,480	2,472
Arista Metropolitan Dist., Series A, GO, 5.125%, 12/1/48	5,945	5,757
Berthoud-Heritage Metropolitan Dist. No. 1, 5.625%, 12/1/48	7,455	7,387
Brighton Crossing Metropolitan Dist. No. 4, Series A, GO, 5.00%, 12/1/47	1,225	1,205
Buffalo Highlands Metropolitan Dist., Series A, GO, 5.25%, 12/1/38	1,000	996
Buffalo Highlands Metropolitan Dist., Series A, GO, 5.375%, 12/1/48	3,250	3,187
Canyons Metropolitan Dist. No. 5, Series A, GO, 6.00%, 12/1/37	1,250	1,250
Canyons Metropolitan Dist. No. 5, Series A, GO, 6.125%, 12/1/47	4,000	4,005
Canyons Metropolitan Dist. No. 6, Series A, GO, 6.125%, 12/1/47	2,000	2,002
Centerra Metropolitan Dist. No. 1, 5.00%, 12/1/47 (4)	3,500	3,398
Colorado, COP, 6.00%, 12/15/39	3,600	4,404
Colorado, COP, 6.00%, 12/15/40	15,325	18,683
Colorado, COP, 6.00%, 12/15/41	18,200	22,146
Colorado HFA, Christian Living Neighborhoods, 5.00%, 1/1/31	1,115	1,113
Colorado HFA, Christian Living Neighborhoods, 5.00%, 1/1/37	1,440	1,405
Colorado HFA, Frasier, Series 2023A, 4.00%, 5/15/31 (7)	525	491
Colorado HFA, Frasier, Series 2023A, 4.00%, 5/15/32 (7)	640	592
Colorado HFA, Frasier, Series 2023A, 4.00%, 5/15/33 (7)	670	613
Colorado HFA, Frasier, Series 2023A, 4.00%, 5/15/34 (7)	695	630
Colorado HFA, Frasier, Series 2023A, 4.00%, 5/15/35 (7)	725	648
Colorado HFA, Frasier, Series 2023A, 4.00%, 5/15/36 (7)	750	664
Colorado HFA, Frasier, Series 2023A, 4.00%, 5/15/41 (7)	1,260	1,063
Colorado HFA, Frasier, Series 2023A, 4.00%, 5/15/48 (7)	1,920	1,512
Colorado HFA, Frasier Meadows Manor, Series B, 5.00%, 5/15/33	1,205	1,225
Colorado HFA, Frasier Meadows Manor, Series B, 5.00%, 5/15/39	1,935	1,968
Colorado HFA, Sunny Vista Living Center, Series A, 5.75%, 12/1/35 (4)	1,245	1,020
Colorado HFA, Sunny Vista Living Center, Series A, 6.125%, 12/1/45 (4)	2,550	1,993
Colorado HFA, Sunny Vista Living Center, Series A, 6.25%, 12/1/50 (4)	3,565	2,767
Colorado High Performance Transportation Enterprise, C-470 Express Lanes, 5.00%, 12/31/47	815	825
Colorado High Performance Transportation Enterprise, C-470 Express Lanes, 5.00%, 12/31/51	7,590	7,674
Colorado High Performance Transportation Enterprise, C-470 Express Lanes, 5.00%, 12/31/56	12,295	12,421

Colorado Int'l. Center Metropolitan Dist. No. 14, GO, 5.875%, 12/1/46	5,785	5,833
Colorado Science & Technology Park Metropolitan Dist. No. 1, 5.00%, 12/1/33	3,040	3,062
Colorado Science & Technology Park Metropolitan Dist. No. 1, 5.25%, 12/1/48	2,200	2,194
Cornerstar Metropolitan Dist., Series A, GO, 5.125%, 12/1/37	500	498
Cornerstar Metropolitan Dist., Series A, GO, 5.25%, 12/1/47	2,600	2,550
Denver City & County Airport, Series A, 5.00%, 12/1/48 (5)	4,295	4,431
Denver City & County Airport, United Airlines, 5.00%, 10/1/32 (5)	10,000	9,976
Denver Int'l. Business Center Metropolitan Dist. No. 1, Series B, GO, 6.00%, 12/1/48	1,290	1,302
Green Valley Ranch East Metropolitan Dist. No. 6, Series A, GO, 5.875%, 12/1/50	2,200	2,165
Lakes at Centerra Metropolitan Dist. No. 2, Series A, GO, 5.125%, 12/1/37	1,695	1,687
Lakes at Centerra Metropolitan Dist. No. 2, Series A, GO, 5.25%, 12/1/47	3,970	3,857
Painted Prairie Metropolitan Dist. No. 2, GO, 5.25%, 12/1/48	4,405	4,325
Park Creek Metropolitan Dist., Property Tax, Series A, 5.00%, 12/1/45	16,760	17,255
Peak Metropolitan Dist. No. 1, Series A, GO, 4.00%, 12/1/35 (4)	500	440
Peak Metropolitan Dist. No. 1, Series A, GO, 5.00%, 12/1/51 (4)	5,270	4,761
Public Auth. for Colorado Energy, 6.25%, 11/15/28	5,180	5,706
Public Auth. for Colorado Energy, 6.50%, 11/15/38	14,295	17,425
Pueblo Urban Renewal Auth., 4.75%, 12/1/45 (4)	6,180	5,697
Rampart Range Metropolitan Dist. No 5, 4.00%, 12/1/51	7,625	5,989
Riverwalk Metropolitan Dist. No 2, Series A, 5.00%, 12/1/52	4,610	4,117
Saint Vrain Lakes Metropolitan Dist. No. 2, Series A, GO, 5.00%, 12/1/37	1,000	1,006
Saint Vrain Lakes Metropolitan Dist. No. 2, Series A, GO, 5.125%, 12/1/47	3,050	3,055
Serenity Ridge Metropolitan Dist. No. 2, Series A, GO, 4.50%, 12/1/28 (Prerefunded 12/1/23) (8)	496	507
Serenity Ridge Metropolitan Dist. No. 2, Series A, GO, 5.125%, 12/1/43 (Prerefunded 12/1/23) (8)	1,000	1,061
Southglenn Metropolitan Dist., GO, 5.00%, 12/1/36	810	802
Southglenn Metropolitan Dist., GO, 5.00%, 12/1/46	1,600	1,543
STC Metropolitan Dist. No. 2, Series A, GO, 4.00%, 12/1/29	1,000	956
STC Metropolitan Dist. No. 2, Series A, GO, 5.00%, 12/1/38	850	832
STC Metropolitan Dist. No. 2, Series A, GO, 5.00%, 12/1/49	1,000	966
Vauxmont Metropolitan Dist., GO, 5.00%, 12/1/32 (3)	645	725
Vauxmont Metropolitan Dist., GO, 5.00%, 12/1/35 (3)	255	282
Vauxmont Metropolitan Dist., GO, 5.00%, 12/1/50 (3)	1,290	1,392
Whispering Pines Metropolitan Dist. No. 1, Series A, GO, 5.00%, 12/1/37	1,000	1,000

Whispering Pines Metropolitan Dist. No. 1, Series A, GO, 5.00%, 12/1/47	3,380	3,267
		243,525
CONNECTICUT 1.3%		
Connecticut State HEFA, Church Home of Hartford, Series A, 5.00%, 9/1/46 (4)	1,060	1,030
Connecticut State HEFA, Church Home of Hartford, Series A, 5.00%, 9/1/53 (4)	1,370	1,310
Connecticut State HEFA, Hartford Univ., 4.00%, 7/1/44	3,115	2,543
Connecticut State HEFA, Hartford Univ., 4.00%, 7/1/49	4,560	3,594
Connecticut State HEFA, Masonicare, Series F, 5.00%, 7/1/31	3,390	3,493
Connecticut State HEFA, Masonicare, Series F, 5.00%, 7/1/32	3,560	3,662
Connecticut State HEFA, Masonicare, Series F, 5.00%, 7/1/33	2,230	2,290
Connecticut State HEFA, Masonicare, Series F, 5.00%, 7/1/34	1,560	1,600
Connecticut State HEFA, Masonicare, Series F, 5.00%, 7/1/43	8,810	8,957
Hamden Town, Whitney Center Project, 5.00%, 1/1/40	7,735	7,265
Hamden Town, Whitney Center Project, 5.00%, 1/1/50	8,230	7,353
Mashantucket Western Pequot Tribe, 6.05%, 7/1/31 (4.00% Cash and 2.05% PIK) (1)(2)(9)	25,151	5,596
Mohegan Tribe of Indians, Priority Distributions, Series C, 5.50%, 2/1/23 (4)	3,140	3,159
Steel Point Infrastructure Improvement Dist., Steelpointe Harbor Project, 4.00%, 4/1/41 (4)	550	492
Steel Point Infrastructure Improvement Dist., Steelpointe Harbor Project, 4.00%, 4/1/51 (4)	2,950	2,496
		54,840
DELAWARE 0.9%		
Delaware Economic Dev. Auth., Newark Charter School, 4.00%, 9/1/30	215	215
Delaware Economic Dev. Auth., Newark Charter School, 5.00%, 9/1/40	1,115	1,163
Delaware Economic Dev. Auth., Newark Charter School, 5.00%, 9/1/50	1,505	1,547
Delaware HFA, Beebe Medical Center, 5.00%, 6/1/37	860	912
Delaware HFA, Beebe Medical Center, 5.00%, 6/1/43	5,340	5,579
Delaware HFA, Beebe Medical Center, 5.00%, 6/1/48	2,210	2,290
Delaware HFA, Beebe Medical Center, 5.00%, 6/1/50	4,765	4,921
Delaware State Economic Dev. Auth., 4.00%, 6/1/52	1,370	1,142
Delaware State Economic Dev. Auth., 4.00%, 6/1/57	1,325	1,082
Kent County, CHF Dover & Delaware Univ. Project, Series A, 5.00%, 7/1/32	225	225
Kent County, CHF Dover & Delaware Univ. Project, Series A, 5.00%, 7/1/40	965	938
Kent County, CHF Dover & Delaware Univ. Project, Series A, 5.00%, 7/1/48	2,535	2,381

Kent County, CHF Dover & Delaware Univ. Project, Series A, 5.00%, 7/1/53	3,740	3,474
Kent County, CHF Dover & Delaware Univ. Project, Series A, 5.00%, 7/1/58	3,165	2,904
Sussex County, Cadbury at Lewes, 5.00%, 1/1/36	8,740	8,851
		37,624
DISTRICT OF COLUMBIA 1.5%		
District of Columbia Tobacco Settlement Fin., Series A, Zero Coupon, 6/15/46	44,715	10,109
District of Columbia Tobacco Settlement Fin., Series B, Zero Coupon, 6/15/46	19,770	3,675
District of Columbia, Friendship Public Charter School, 5.00%, 6/1/36	2,580	2,630
District of Columbia, Friendship Public Charter School, 5.00%, 6/1/41	1,670	1,688
District of Columbia, Friendship Public Charter School, 5.00%, 6/1/46	2,480	2,497
District of Columbia, Ingleside at Rock Creek, Series A, 5.00%, 7/1/37	2,490	2,424
District of Columbia, Ingleside at Rock Creek, Series A, 5.00%, 7/1/42	4,415	4,191
District of Columbia, Ingleside at Rock Creek, Series A, 5.00%, 7/1/52	10,565	9,593
District of Columbia, Methodist Home of D.C., Series A, 5.125%, 1/1/35	1,345	1,265
District of Columbia, Methodist Home of D.C., Series A, 5.25%, 1/1/39	875	814
District of Columbia, Union Market Infrastructure Project, STEP, 6/1/31 (4)	900	677
District of Columbia, Union Market Infrastructure Project, STEP, 6/1/46 (4)	3,050	1,937
Metropolitan Washington Airports Auth., Dulles Toll Road, Series B, 6.50%, 10/1/44	12,030	13,600
Metropolitan Washington Airports Auth., Dulles Toll Road, Series B, Zero Coupon, 10/1/37 (3)	11,005	5,744
Metropolitan Washington Airports Auth., Dulles Toll Road, Series B, Zero Coupon, 10/1/38	8,595	4,039
Metropolitan Washington Airports Auth., Dulles Toll Road, Series B, Zero Coupon, 10/1/39	1,720	760
Metropolitan Washington Airports Auth., Dulles Toll Road, Series B, Zero Coupon, 10/1/40	4,295	1,783
		67,426
FLORIDA 3.8%		
Alachua County HFA, East Ridge Retirement Village, 6.00%, 11/15/34	205	170

Alachua County HFA, East Ridge Retirement Village, 6.375%, 11/15/49	8,120	6,330
Alachua County HFA, Shands Teaching Hosp. & Clinics, Series A, 5.00%, 12/1/44	11,085	11,367
Boggy Creek Improvement Dist., Special Assessment, 5.125%, 5/1/43	7,935	7,980
Capital Projects Fin. Auth., Florida Univ. Project, Series A-1, 5.00%, 10/1/29	875	914
Capital Projects Fin. Auth., Florida Univ. Project, Series A-1, 5.00%, 10/1/30	250	261
Capital Projects Fin. Auth., Florida Univ. Project, Series A-1, 5.00%, 10/1/31	1,015	1,055
Capital Projects Fin. Auth., Florida Univ. Project, Series A-1, 5.00%, 10/1/33	900	926
Capital Projects Fin. Auth., Florida Univ. Project, Series A-1, 5.00%, 10/1/34	1,060	1,087
Capital Trust Agency, 4.00%, 6/15/24 (4)	900	889
Capital Trust Agency, 4.00%, 6/15/41 (4)	1,945	1,576
Capital Trust Agency, 4.00%, 6/15/51 (4)	2,970	2,180
Capital Trust Agency, Bridge Univ. Student Housing, Series A, 5.25%, 12/1/58 (4)	7,840	7,441
Celebration Pointe Community Dev. Dist., 3.00%, 5/1/31	685	592
Celebration Pointe Community Dev. Dist., 3.375%, 5/1/41	1,280	1,023
Celebration Pointe Community Dev. Dist., 4.00%, 5/1/53	1,600	1,348
Celebration Pointe Community Dev. Dist., 4.75%, 5/1/24	320	325
Celebration Pointe Community Dev. Dist., 5.125%, 5/1/45	820	825
Celebration Pointe Community Dev. Dist., Alachua County, 5.00%, 5/1/32 (4)	980	996
Celebration Pointe Community Dev. Dist., Alachua County, 5.00%, 5/1/48 (4)	2,660	2,672
Crossings at Fleming Island Community Dev. Dist., Series A-1, 4.50%, 5/1/30	325	317
Double Branch Community Dev. Dist., Special Assessment, Series A-1, 4.00%, 5/1/25	215	217
Fishhawk Community Dev. Dist., Special Assessment, 7.25%, 5/1/43	1,750	1,785
Florida Dev. Fin., UF Health Jacksonville Project, 4.00%, 2/1/52	3,200	2,669
Florida Dev. Fin., UF Health Jacksonville Project, 5.00%, 2/1/52	5,945	5,703
Florida Dev. Fin., Waste Pro USA, 3.00%, 6/1/32 (5)	5,570	4,545
Florida Higher Ed. Fac. Fin. Auth., Jacksonville Univ., Series A-1, 4.75%, 6/1/38 (4)	2,710	2,666
Florida Higher Ed. Fac. Fin. Auth., Jacksonville Univ., Series A-1, 5.00%, 6/1/48 (4)	10,695	10,633
Florida Higher Ed. Fac. Fin. Auth., Nova Southeastern Univ., 5.00%, 4/1/30	990	1,044
Florida Higher Ed. Fac. Fin. Auth., Nova Southeastern Univ., 5.00%, 4/1/31	2,295	2,414

Florida Higher Ed. Fac. Fin. Auth., Nova Southeastern Univ., 5.00%, 4/1/32	1,505	1,579
Florida Higher Ed. Fac. Fin. Auth., Nova Southeastern Univ., 5.00%, 4/1/36	860	893
Hillsborough County IDA, BayCare Health System, Series B, VRDN, 1.04%, 11/1/38	3,700	3,700
Jacksonville Ed. Fac., Jacksonville Univ., Series B, 5.00%, 6/1/53 (4)	9,875	9,737
Lakewood Ranch Stewardship Dist., Lakewood Centre & Northwest Sector, 5.50%, 5/1/39 (4)	930	951
Lakewood Ranch Stewardship Dist., Lakewood Centre & Northwest Sector, 5.65%, 5/1/48 (4)	1,170	1,189
Lakewood Ranch Stewardship Dist., Lakewood National Polo Run, 5.25%, 5/1/37	3,130	3,174
Lakewood Ranch Stewardship Dist., Lakewood National Polo Run, 5.375%, 5/1/47	3,950	3,977
Lakewood Ranch Stewardship Dist., Lakewood Ranch South, 5.00%, 5/1/36	1,465	1,475
Lakewood Ranch Stewardship Dist., Lakewood Ranch South, 5.125%, 5/1/46	2,880	2,887
Lakewood Ranch Stewardship Dist., Northeast Sector, 5.30%, 5/1/39	860	871
Lakewood Ranch Stewardship Dist., Northeast Sector, 5.45%, 5/1/48	1,480	1,492
Lee County IDA, Preserve, Series A, 5.00%, 12/1/27 (4)	325	297
Lee County IDA, Preserve, Series A, 5.375%, 12/1/32 (4)	900	772
Lee County IDA, Preserve, Series A, 5.625%, 12/1/37 (4)	1,270	1,046
Lee County IDA, Preserve, Series A, 5.75%, 12/1/52 (4)	7,090	5,319
Miami-Dade County Water & Sewer System, 4.00%, 10/1/48	4,895	4,440
Palm Beach County HFA, Toby & Leon Cooperman Sinai Residences of Boca Raton, 4.00%, 6/1/41	2,185	1,848
Palm Beach County HFA, Toby & Leon Cooperman Sinai Residences of Boca Raton, 4.25%, 6/1/56	3,065	2,492
Sarasota County HFA, Village on the Isle, Series A, 5.00%, 1/1/37	1,190	1,166
Sarasota County HFA, Village on the Isle, Series A, 5.00%, 1/1/42	1,375	1,317
Sarasota County HFA, Village on the Isle, Series A, 5.00%, 1/1/47	2,755	2,575
Sarasota County HFA, Village on the Isle, Series A, 5.00%, 1/1/52	5,820	5,366
Sawyers Landing Community Dev. Dist., 4.125%, 5/1/41	2,625	2,408
Sawyers Landing Community Dev. Dist., 4.25%, 5/1/53	3,500	3,096
Sumter County IDA, Central Florida Health Alliance, Series A, 5.25%, 7/1/44	4,720	4,803
Tampa, Univ. of Tampa, 5.00%, 4/1/40	2,150	2,203
Tampa, Univ. of Tampa, 5.00%, 4/1/45	5,260	5,368
Tolomato Community Dev. Dist., Special Assessment, Series 2015-2, STEP, 5/1/40	590	475
Tolomato Community Dev. Dist., Special Assessment, Series 2015-3, 6.61%, 5/1/40 (1)(2)	640	—

Viera Stewardship Dist., Series 2021, 3.125%, 5/1/41	900	702
Viera Stewardship Dist., Series 2021, 4.00%, 5/1/53	1,420	1,196
Village Community Dev. Dist. No. 10, Special Assessment, 5.125%, 5/1/24	700	707
Village Community Dev. Dist. No. 10, Special Assessment, 5.75%, 5/1/31	2,710	2,742
Village Community Dev. Dist. No. 10, Special Assessment, 6.00%, 5/1/44	3,510	3,554
		167,767
GEORGIA 3.0%		
Atlanta Dev. Auth., Georgia Proton Treatment Center, Series A-1, 6.50%, 1/1/29	3,095	1,640
Atlanta Dev. Auth., Georgia Proton Treatment Center, Series A-1, 6.75%, 1/1/35	14,945	7,921
Atlanta Dev. Auth., Georgia Proton Treatment Center, Series A-1, 7.00%, 1/1/40	9,255	4,905
Atlanta Urban Redev. Agency, Beltline Trail Completion Project, 2.375%, 7/1/26 (4)	1,265	1,208
Atlanta Urban Redev. Agency, Beltline Trail Completion Project, 2.875%, 7/1/31 (4)	1,765	1,611
Atlanta Urban Redev. Agency, Beltline Trail Completion Project, 3.625%, 7/1/42 (4)	3,650	3,189
Atlanta Urban Redev. Agency, Beltline Trail Completion Project, 3.875%, 7/1/51 (4)	4,615	3,976
Cobb County Kennestone Hosp. Auth., Wellstar Health System, 4.00%, 4/1/52	5,030	4,626
Fulton County Residential Care Fac. for the Elderly Auth., Canterbury Court Project, Series A, 4.00%, 4/1/41 (4)	2,580	1,999
Fulton County Residential Care Fac. for the Elderly Auth., Canterbury Court Project, Series A, 4.00%, 4/1/51 (4)	7,305	5,234
Fulton County Residential Care Fac. for the Elderly Auth., Canterbury Court Project, Series A, 5.00%, 4/1/47 (4)	2,965	2,532
Fulton County Residential Care Fac. for the Elderly Auth., Canterbury Court Project, Series A, 5.00%, 4/1/54 (4)	2,365	1,965
Gainesville & Hall County Hosp. Auth., Northeast Georgia Health System, Series A, 5.00%, 2/15/42	4,640	4,831
Gainesville & Hall County Hosp. Auth., Northeast Georgia Health System, Series A, 5.00%, 2/15/45	4,760	4,927
Gainesville & Hall County Hosp. Auth., Northeast Georgia Health System, Series B, 5.50%, 2/15/42	8,595	9,202
George L Smith II Congress Center Auth., Convention Center Hotel, 2.375%, 1/1/31	2,395	2,115
George L Smith II Congress Center Auth., Convention Center Hotel, 3.625%, 1/1/31 (4)	1,325	1,181
George L Smith II Congress Center Auth., Convention Center Hotel, 4.00%, 1/1/36	1,290	1,208

George L Smith II Congress Center Auth., Convention Center Hotel, 4.00%, 1/1/54	4,615	3,944
George L Smith II Congress Center Auth., Convention Center Hotel, 5.00%, 1/1/36 (4)	2,870	2,721
George L Smith II Congress Center Auth., Convention Center Hotel, 5.00%, 1/1/54 (4)	14,150	12,050
Glynn-Brunswick Memorial Hosp. Auth., Southeast Georgia Health, RAC, 5.00%, 8/1/47	4,275	4,300
Macon-Bibb County Urban Dev. Auth., Academy Classical Ed., Series A, 5.00%, 6/15/27 (4)	275	277
Macon-Bibb County Urban Dev. Auth., Academy Classical Ed., Series A, 5.75%, 6/15/37 (4)	1,320	1,351
Macon-Bibb County Urban Dev. Auth., Academy Classical Ed., Series A, 5.875%, 6/15/47 (4)	2,150	2,189
Macon-Bibb County Urban Dev. Auth., Academy Classical Ed., Series A, 6.00%, 6/15/52 (4)	1,320	1,351
Main Street Natural Gas, Georgia Municipal Gas Auth., Series A, 5.00%, 5/15/49	2,580	2,694
Marietta Dev. Auth., Life Univ., Series A, 5.00%, 11/1/27 (4)	2,980	3,085
Marietta Dev. Auth., Life Univ., Series A, 5.00%, 11/1/37 (4)	2,400	2,434
Marietta Dev. Auth., Life Univ., Series A, 5.00%, 11/1/47 (4)	9,450	9,479
Monroe County Dev. Auth., Power & Light Company Project, VRDN, 1.33%, 6/1/49 (5)	1,615	1,615
Municipal Electric Auth. of Georgia, Plant Vogtle Project, Series A, 5.00%, 1/1/49	10,705	10,991
Savannah Economic Dev. Auth., Marshes of Skidaway, 7.25%, 1/1/44 (Prerefunded 1/1/24) (8)	8,230	8,733
		131,484
GUAM 0.3%		
Guam Power Auth., Series A, 5.00%, 10/1/42	4,400	4,590
Guam Power Auth., Series A, 5.00%, 10/1/43	2,095	2,180
Guam Power Auth., Series A, 5.00%, 10/1/44	1,840	1,910
Territory of Guam, Series F, 4.00%, 1/1/36	3,865	3,626
Territory of Guam, Series F, 4.00%, 1/1/42	925	817
Territory of Guam, Series F, 5.00%, 1/1/30	860	908
Territory of Guam, Series F, 5.00%, 1/1/31	860	902
		14,933
HAWAII 0.1%		
Hawaii Dept. of Budget & Fin., Kahala Nui Senior Living, 5.125%, 11/15/32	1,115	1,121
Hawaii Dept. of Budget & Fin., Kahala Nui Senior Living, 5.25%, 11/15/37	1,805	1,813
		2,934
IDAHO 0.4%		
Idaho HFA, Saint Luke's Health, 4.00%, 3/1/46	2,745	2,566

Idaho HFA, Saint Luke's Health, 4.00%, 3/1/51	1,830	1,683
Idaho HFA, Saint Luke's Health, Series C, VRDN, 1.15%, 3/1/48	1,525	1,525
Power County IDC, FMC Project, 6.45%, 8/1/32 (5)	3,930	3,944
Spring Valley Community Infrastructure Dist. No. 1, Special Assessment Bonds, 3.75%, 9/1/51 (4)	11,071	8,543
		18,261
ILLINOIS 6.2%		
Chicago, Series 2005D, GO, 5.50%, 1/1/40	10,310	10,639
Chicago, Series 2007E, GO, 5.50%, 1/1/35	1,290	1,336
Chicago, Series A, GO, 5.00%, 1/1/39	1,115	1,155
Chicago, Series A, GO, 5.00%, 1/1/40	2,580	2,666
Chicago, Series A, GO, 5.50%, 1/1/35	3,435	3,700
Chicago Board of Ed., Series A, GO, 5.00%, 12/1/34 (3)	900	947
Chicago Board of Ed., Series A, GO, 5.00%, 12/1/35 (3)	900	945
Chicago Board of Ed., School Reform, Series A, GO, Zero coupon, 12/1/23 (10)	1,720	1,647
Chicago Board of Ed., School Reform, Series B-1, GO, Zero Coupon, 12/1/27 (10)	13,345	11,050
Chicago Board of Ed., School Reform, Series B-1, GO, Zero Coupon, 12/1/29 (3)	12,210	9,500
Chicago Midway Int'l. Airport, Series B, 5.00%, 1/1/46	4,040	4,164
Chicago Wastewater Transmission, Series C, 5.00%, 1/1/33	860	892
Chicago Wastewater Transmission, Series C, 5.00%, 1/1/34	860	891
Chicago Wastewater Transmission, Series C, 5.00%, 1/1/35	860	888
Chicago Wastewater Transmission, Series C, 5.00%, 1/1/39	1,290	1,327
Chicago Waterworks, 5.00%, 11/1/44	2,280	2,316
Chicago, City Colleges, GO, Zero Coupon, 1/1/27 (10)	8,595	7,281
Illinois, GO, 5.00%, 2/1/28	3,650	3,869
Illinois, GO, 5.00%, 5/1/34	1,720	1,758
Illinois, GO, 5.25%, 2/1/33	3,435	3,517
Illinois, GO, 5.25%, 2/1/34	2,665	2,726
Illinois, GO, 5.50%, 7/1/38	7,305	7,448
Illinois, Series A, GO, 5.00%, 10/1/31	2,150	2,284
Illinois, Series A, GO, 5.50%, 3/1/42	3,625	3,979
Illinois, Series A, GO, 5.50%, 3/1/47	5,475	5,952
Illinois, Series B, GO, 5.00%, 10/1/31	1,975	2,098
Illinois, Series B, GO, 5.00%, 10/1/32	2,700	2,855
Illinois, Series C, GO, 5.00%, 11/1/29	9,175	9,744
Illinois, Series D, GO, 5.00%, 11/1/25	860	901
Illinois, Series D, GO, 5.00%, 11/1/28	6,125	6,537
Illinois DFA, Citgo Petroleum, 8.00%, 6/1/32 (5)	1,505	1,496
Illinois Fin. Auth., Admiral at the Lake, 5.00%, 5/15/33	11,690	10,277
Illinois Fin. Auth., Admiral at the Lake, 5.125%, 5/15/38	9,450	7,992
Illinois Fin. Auth., Admiral at the Lake, 5.25%, 5/15/42	1,720	1,425
Illinois Fin. Auth., Admiral at the Lake, 5.25%, 5/15/54	10,310	7,959

Illinois Fin. Auth., Christian Homes, 5.00%, 5/15/36	1,205	1,162
Illinois Fin. Auth., Christian Homes, 5.00%, 5/15/40	1,075	1,017
Illinois Fin. Auth., Franciscan Communities, Series A, 5.00%, 5/15/37	3,310	3,324
Illinois Fin. Auth., Franciscan Communities, Series A, 5.00%, 5/15/47	1,335	1,309
Illinois Fin. Auth., Franciscan Communities, Series A, 5.125%, 5/15/43 (Prerefunded 5/15/23) (8)	165	168
Illinois Fin. Auth., Franciscan Communities, Series A, 5.25%, 5/15/47 (Prerefunded 5/15/23) (8)	760	775
Illinois Fin. Auth., Franciscan Communities, Unrefunded Balance, Series A, 5.125%, 5/15/43	1,125	1,124
Illinois Fin. Auth., Franciscan Communities, Unrefunded Balance, Series A, 5.25%, 5/15/47	5,255	5,259
Illinois Fin. Auth., Northwestern Memorial Healthcare, Series B, VRDN, 1.05%, 7/15/55	3,050	3,050
Illinois Fin. Auth., Plymouth Place, 5.25%, 5/15/45 (Prerefunded 5/15/25) (8)	1,030	1,101
Illinois Fin. Auth., Plymouth Place, 5.25%, 5/15/50 (Prerefunded 5/15/25) (8)	2,795	2,988
Illinois Fin. Auth., Silver Cross Hosp., 5.00%, 8/15/35	2,295	2,361
Illinois Fin. Auth., Silver Cross Hosp., 5.00%, 8/15/44	4,295	4,379
Illinois Fin. Auth., Three Crowns Park, 5.00%, 2/15/32	990	1,000
Illinois Fin. Auth., Three Crowns Park, 5.25%, 2/15/37	685	694
Illinois Fin. Auth., Three Crowns Park, 5.25%, 2/15/47	3,525	3,530
Illinois Fin. Auth., Villa Saint Benedict, 6.125%, 11/15/35	2,780	2,876
Illinois Fin. Auth., Villa Saint Benedict, 6.375%, 11/15/43	3,435	3,551
Metropolitan Pier & Exposition Auth., McCormick Place, 4.00%, 12/15/47	5,155	4,560
Metropolitan Pier & Exposition Auth., McCormick Place, 4.00%, 6/15/52	2,300	1,993
Metropolitan Pier & Exposition Auth., McCormick Place, 5.00%, 12/15/45	645	661
Metropolitan Pier & Exposition Auth., McCormick Place, 5.00%, 6/15/50	18,995	19,368
Metropolitan Pier & Exposition Auth., McCormick Place, Zero Coupon, 12/15/35	925	497
Metropolitan Pier & Exposition Auth., McCormick Place, Zero Coupon, 6/15/36	795	416
Metropolitan Pier & Exposition Auth., McCormick Place, Zero Coupon, 6/15/37	1,210	598
Metropolitan Pier & Exposition Auth., McCormick Place, Zero Coupon, 12/15/38	2,580	1,172
Metropolitan Pier & Exposition Auth., McCormick Place, Zero Coupon, 6/15/39	2,795	1,231
Metropolitan Pier & Exposition Auth., McCormick Place, Zero Coupon, 6/15/41	980	384

Metropolitan Pier & Exposition Auth., McCormick Place, Series A, 5.00%, 6/15/57	8,450	8,598
Metropolitan Pier & Exposition Auth., McCormick Place, Series A, Zero Coupon, 12/15/30 (10)	3,300	2,401
Metropolitan Pier & Exposition Auth., McCormick Place, Series A, Zero Coupon, 12/15/33 (10)	50,085	30,980
Regional Transportation Auth., Series A, 6.00%, 7/1/33 (10)	6,445	7,725
Upper Illinois River Valley Dev. Auth., Cambridge Lakes Learning Center, Series A, 5.00%, 12/1/32 (4)	3,585	3,512
Upper Illinois River Valley Dev. Auth., Cambridge Lakes Learning Center, Series A, 5.25%, 12/1/47 (4)	6,970	6,491
		274,416
INDIANA 1.5%		
East Chicago, USG Project, 5.50%, 9/1/28 (5)	1,525	1,452
Indiana Fin. Auth. Depauw University Project, Series A, 5.50%, 7/1/52	9,400	9,946
Indiana Fin. Auth., Community Foundation of Northwest Indiana, 5.00%, 3/1/36	7,735	8,028
Indiana Fin. Auth., Greencroft Obligated Group, Series A, 7.00%, 11/15/43	6,875	7,227
Indiana Fin. Auth., Ohio Valley Electric, Series A, 4.25%, 11/1/30	5,600	5,621
Indiana Fin. Auth., Ohio Valley Electric, Series B, PCR, 2.50%, 11/1/30	2,340	2,083
Indiana Fin. Auth., U.S. Steel, Series A, 4.125%, 12/1/26	11,875	11,736
Indianapolis Airport Auth., United Airlines, Series A, 6.50%, 11/15/31 (1)(5)(11)	9,846	–
Town of Shoals, National Gypsum, 7.25%, 11/1/43 (5)	4,250	4,343
Valparaiso, Pratt Paper, 6.75%, 1/1/34 (5)	6,360	6,595
Valparaiso, Pratt Paper, 7.00%, 1/1/44 (5)	8,595	8,938
		65,969
KANSAS 0.1%		
Lenexa, Lakeview Village, Series A, 5.00%, 5/15/30	1,095	1,121
Lenexa, Lakeview Village, Series A, 5.00%, 5/15/32	990	1,008
Lenexa, Lakeview Village, Series A, 5.00%, 5/15/39	1,010	1,017
		3,146
KENTUCKY 2.0%		
Henderson, Pratt Paper, Series B, 4.45%, 1/1/42 (4)(5)	2,110	2,086
Henderson, Pratt Paper, Series B, 4.70%, 1/1/52 (4)(5)	6,810	6,724
Kentucky Economic DFA, Baptist Life Communities, 6.25%, 11/15/46	3,010	2,751
Kentucky Economic DFA, Baptist Life Communities, 6.375%, 11/15/51	5,030	4,611
Kentucky Economic DFA, Louisville Arena Auth., Series A, 5.00%, 12/1/45 (3)	2,750	2,926

Kentucky Economic DFA, Louisville Arena Auth., Series A, 5.00%, 12/1/47 (3)	3,760	3,775
Kentucky Economic DFA, Masonic Home Independent Living, Series A, 5.00%, 5/15/46	6,105	5,373
Kentucky Economic DFA, Masonic Home Independent Living, Series A, 5.00%, 5/15/51	3,155	2,725
Kentucky Economic DFA, Masonic Homes of Kentucky, 5.375%, 11/15/42	3,865	3,488
Kentucky Economic DFA, Masonic Homes of Kentucky, 5.50%, 11/15/45	2,020	1,820
Kentucky Economic DFA, Owensboro Medical Health, Series A, 5.00%, 6/1/37	3,525	3,641
Kentucky Economic DFA, Owensboro Medical Health, Series A, 5.00%, 6/1/41	4,385	4,445
Kentucky Economic DFA, Owensboro Medical Health, Series A, 5.00%, 6/1/45	6,965	7,023
Kentucky Economic DFA, Owensboro Medical Health, Series A, 5.25%, 6/1/41	6,550	6,708
Kentucky Economic DFA, Owensboro Medical Health, Series A, 5.25%, 6/1/50	12,120	12,238
Kentucky Public Energy Auth., Series A-1, VRDN, 4.00%, 8/1/52 (Tender 8/1/30)	6,040	5,990
Kentucky Public Transportation Infrastructure Auth., Downtown Crossing, Series A, 5.75%, 7/1/49 (Prerefunded 7/1/23) (8)	2,495	2,546
Kentucky Public Transportation Infrastructure Auth., Downtown Crossing, Series A, 6.00%, 7/1/53 (Prerefunded 7/1/23) (8)	8,595	8,788
		87,658
LOUISIANA 1.7%		
Jefferson Parish Economic Dev. & Port Dist., Kenner Discovery Health Sciences, Series A, 5.50%, 6/15/38 (4)	2,065	2,108
Jefferson Parish Economic Dev. & Port Dist., Kenner Discovery Health Sciences, Series A, 5.625%, 6/15/48 (4)	2,410	2,444
Louisiana Local Gov't Environmental Fac. & Community Dev. Auth., Westlake Chemical, 3.50%, 11/1/32	19,770	19,079
New Orleans Aviation Board, Series A, 5.00%, 1/1/40	4,215	4,330
New Orleans Aviation Board, Series B, 5.00%, 1/1/40 (5)	860	879
New Orleans Aviation Board, Series D-2, 5.00%, 1/1/28 (5)	515	550
New Orleans Aviation Board, Series D-2, 5.00%, 1/1/29 (5)	430	459
New Orleans Aviation Board, Series D-2, 5.00%, 1/1/30 (5)	255	271
New Orleans Aviation Board, Series D-2, 5.00%, 1/1/31 (5)	560	593
New Orleans Aviation Board, Series D-2, 5.00%, 1/1/32 (5)	645	681
New Orleans Aviation Board, Series D-2, 5.00%, 1/1/34 (5)	695	726
New Orleans Aviation Board, Series D-2, 5.00%, 1/1/35 (5)	560	583
New Orleans Aviation Board, North Terminal Project, Series B, 5.00%, 1/1/43 (5)	1,720	1,758

New Orleans Aviation Board, North Terminal Project, Series B, 5.00%, 1/1/48 (5)	6,620	6,737
New Orleans Sewerage Service, 5.00%, 6/1/33 (Prerefunded 6/1/25) (8)	1,240	1,324
New Orleans Sewerage Service, 5.00%, 6/1/40 (Prerefunded 6/1/25) (8)	2,350	2,509
New Orleans Sewerage Service, 5.00%, 6/1/45 (Prerefunded 6/1/25) (8)	1,505	1,607
New Orleans Water System, 5.00%, 12/1/40 (Prerefunded 12/1/25) (8)	5,800	6,251
New Orleans Water System, 5.00%, 12/1/45 (Prerefunded 12/1/25) (8)	4,730	5,098
Saint James Parish, Nustar Logistics, VRDN, 5.85%, 8/1/41 (Tender 6/1/25) (4)	1,420	1,480
Saint James Parish, Nustar Logistics, VRDN, 6.10%, 6/1/38 (Tender 6/1/30) (4)	4,550	5,025
Saint James Parish, Nustar Logistics, Series 2, 6.35%, 7/1/40 (4)	4,600	5,091
Saint James Parish, Nustar Logistics, Series B, VRDN, 6.10%, 12/1/40 (Tender 6/1/30) (4)	5,955	6,576
		76,159
MARYLAND 5.6%		
Anne Arundel County, Annapolis Area Christian School, Series A, 5.50%, 7/1/23	180	181
Anne Arundel County, Annapolis Area Christian School, Series A, 6.50%, 7/1/33	2,555	2,569
Anne Arundel County, Annapolis Area Christian School, Series A, 6.75%, 7/1/43	4,965	4,991
Baltimore City, Convention Center Hotel, 5.00%, 9/1/42	2,455	2,221
Baltimore City, Convention Center Hotel, 5.00%, 9/1/46	18,505	16,798
Frederick County, Series C, 4.00%, 7/1/50 (4)	1,060	953
Gaithersburg, Asbury Obligated Group, Series A, 5.00%, 1/1/27	1,290	1,352
Gaithersburg, Asbury Obligated Group, Series A, 5.00%, 1/1/28	1,720	1,812
Gaithersburg, Asbury Obligated Group, Series A, 5.00%, 1/1/33	9,915	10,265
Gaithersburg, Asbury Obligated Group, Series A, 5.00%, 1/1/36	1,595	1,640
Maryland Economic Dev., Baltimore City Project, Series A, 5.00%, 6/1/58	4,385	4,222
Maryland Economic Dev., Bowie State Univ. Project, 5.00%, 6/1/25	1,060	1,078
Maryland Economic Dev., Bowie State Univ. Project, 5.00%, 6/1/29 (4)	2,065	2,118
Maryland Economic Dev., Bowie State Univ. Project, 5.00%, 6/1/33 (4)	2,180	2,219
Maryland Economic Dev., Port Covington Project, 3.25%, 9/1/30	750	690
Maryland Economic Dev., Port Covington Project, 4.00%, 9/1/40	1,890	1,711
Maryland Economic Dev., Purple Line Light Rail Project, Series A, 5.00%, 11/12/28 (5)	8,250	8,780

Maryland Economic Dev., Purple Line Light Rail Project, Series B, 5.25%, 6/30/55 (5)	45,250	47,870
Maryland Economic Dev., Transportation Fac. Project, Series A, 5.00%, 6/1/23	860	874
Maryland Economic Dev., Transportation Fac. Project, Series A, 5.00%, 6/1/24	465	480
Maryland Economic Dev., Transportation Fac. Project, Series A, 5.00%, 6/1/25	895	939
Maryland Economic Dev., Transportation Fac. Project, Series A, 5.00%, 6/1/27	860	930
Maryland Economic Dev., Transportation Fac. Project, Series A, 5.00%, 6/1/28	1,290	1,412
Maryland Economic Dev., Transportation Fac. Project, Series A, 5.00%, 6/1/30	860	935
Maryland Economic Dev., Transportation Fac. Project, Series A, 5.00%, 6/1/32	885	954
Maryland Economic Dev., Transportation Fac. Project, Series A, 5.00%, 6/1/35	2,225	2,374
Maryland HHEFA, 5.00%, 7/1/39 (Prerefunded 7/1/24) (8)	4,295	4,480
Maryland HHEFA, Adventist Healthcare, Series A, 5.50%, 1/1/36	5,895	6,268
Maryland HHEFA, Adventist Healthcare, Series A, 5.50%, 1/1/46	17,770	18,603
Maryland HHEFA, Charlestown Community, Series A, 5.00%, 1/1/45	860	895
Maryland HHEFA, City Neighbors Charter School, Series A, 6.75%, 7/1/44	2,320	2,363
Maryland HHEFA, Mercy Medical Center, Series A, 5.00%, 7/1/32	515	534
Maryland HHEFA, Mercy Medical Center, Series A, 5.00%, 7/1/33	1,310	1,354
Maryland HHEFA, Mercy Medical Center, Series A, 5.00%, 7/1/34	1,545	1,593
Maryland HHEFA, Mercy Medical Center, Series A, 5.00%, 7/1/35	1,380	1,421
Maryland HHEFA, Mercy Medical Center, Series A, 5.00%, 7/1/36	1,290	1,327
Maryland HHEFA, Meritus Medical Center, 5.00%, 7/1/29	2,270	2,356
Maryland HHEFA, Meritus Medical Center, 5.00%, 7/1/45	8,360	8,403
Maryland HHEFA, Stevenson Univ. Project, Series A, 4.00%, 6/1/46	2,795	2,433
Maryland HHEFA, Stevenson Univ. Project, Series A, 4.00%, 6/1/51	4,675	3,977
Maryland HHEFA, Stevenson Univ. Project, Series A, 4.00%, 6/1/55	2,895	2,433
Maryland HHEFA, Western Maryland Health, 5.25%, 7/1/34 (Prerefunded 7/1/24) (8)	10,235	10,750
Maryland Stadium Auth. Built to Learn Revenue, 4.00%, 6/1/46	5,970	5,721
Montgomery County, Friends House Retirement Community, Series A, 5.00%, 7/1/39	405	372
Montgomery County, Friends House Retirement Community, Series A, 5.375%, 7/1/48	5,585	5,150
Prince George's County Auth., Suitland-Naylor Road, 4.75%, 7/1/36 (4)	1,505	1,527

Prince George's County Auth., Suitland-Naylor Road, 5.00%, 7/1/46 (4)	2,150	2,187
Prince George's County, National Harbor Project, 5.20%, 7/1/34	2,041	2,055
Rockville, Ingelside at King Farm, Series A-1, 5.00%, 11/1/31	1,290	1,292
Rockville, Ingelside at King Farm, Series A-1, 5.00%, 11/1/37	1,730	1,696
Rockville, Ingelside at King Farm, Series A-2, 5.00%, 11/1/35	860	849
Rockville, Ingelside at King Farm, Series B, 4.25%, 11/1/37	340	297
Rockville, Ingelside at King Farm, Series B, 4.50%, 11/1/43	1,695	1,496
Rockville, Ingelside at King Farm, Series B, 5.00%, 11/1/42	2,925	2,796
Rockville, Ingelside at King Farm, Series B, 5.00%, 11/1/47	5,700	5,336
Rockville, Ingleside at King Farm, 5.00%, 11/1/29	430	434
Rockville, Ingleside at King Farm, 5.00%, 11/1/32	430	430
Washington County, Homewood Maryland Obligated Group, 4.00%, 5/1/26	1,490	1,467
Washington County, Homewood Maryland Obligated Group, 4.00%, 5/1/27	1,550	1,510
Washington County, Homewood Maryland Obligated Group, 4.00%, 5/1/30	1,745	1,635
Washington County, Homewood Maryland Obligated Group, 4.00%, 5/1/31	955	884
Washington County, Homewood Maryland Obligated Group, 4.00%, 5/1/36	2,415	2,119
Washington County, Homewood Maryland Obligated Group, 4.00%, 5/1/42	6,875	5,666
Westminster, Carroll Lutheran Village, 5.125%, 7/1/34	3,865	3,888
Westminster, Carroll Lutheran Village, 5.50%, 7/1/44	3,865	3,897
Westminster, Lutheran Village at Millers Grant, Series A, 5.00%, 7/1/24	750	763
Westminster, Lutheran Village at Millers Grant, Series A, 6.25%, 7/1/44	3,135	3,214
		246,239
MASSACHUSETTS 0.8%		
Massachusetts Dev. Fin. Agency, Boston Univ., Series P, 5.45%, 5/15/59	2,170	2,476
Massachusetts Dev. Fin. Agency, Linden Ponds Fac., 5.00%, 11/15/38 (4)	2,310	2,391
Massachusetts Dev. Fin. Agency, Linden Ponds Fac., 5.125%, 11/15/46 (4)	3,180	3,278
Massachusetts Dev. Fin. Agency, Milford Regional Medical Center, Series F, 5.625%, 7/15/36	520	527
Massachusetts Dev. Fin. Agency, Milford Regional Medical Center, Series F, 5.75%, 7/15/43	2,825	2,860
Massachusetts Dev. Fin. Agency, NewBridge on the Charles, 5.00%, 10/1/37 (4)	3,865	4,062
Massachusetts Dev. Fin. Agency, NewBridge on the Charles, 5.00%, 10/1/47 (4)	5,695	5,984

Massachusetts Dev. Fin. Agency, NewBridge on the Charles, 5.00%, 10/1/57 (4)	11,170	11,694
Massachusetts Dev. Fin. Agency, Salem Community, 5.25%, 1/1/50	2,300	2,200
		35,472
MICHIGAN 1.5%		
Calhoun County Hosp. Fin. Auth., Oaklawn Hosp., 5.00%, 2/15/37	860	887
Calhoun County Hosp. Fin. Auth., Oaklawn Hosp., 5.00%, 2/15/41	4,895	4,958
Calhoun County Hosp. Fin. Auth., Oaklawn Hosp., 5.00%, 2/15/47	13,660	13,750
Detroit, GO, 5.00%, 4/1/29	620	660
Detroit, GO, 5.00%, 4/1/30	605	640
Detroit, GO, 5.00%, 4/1/31	645	678
Detroit, GO, 5.00%, 4/1/32	730	764
Detroit, GO, 5.00%, 4/1/33	1,030	1,072
Detroit, GO, 5.00%, 4/1/37	1,805	1,856
Detroit, GO, 5.00%, 4/1/38	1,205	1,234
Detroit, Series A, GO, 5.00%, 4/1/50	1,965	1,970
Grand Rapids Economic Dev., Beacon Hill at Eastgate, 5.00%, 11/1/32	1,810	1,835
Grand Rapids Economic Dev., Beacon Hill at Eastgate, 5.00%, 11/1/37	1,025	1,032
Grand Rapids Economic Dev., Beacon Hill at Eastgate, 5.00%, 11/1/47	2,385	2,338
Grand Rapids Economic Dev., Beacon Hill at Eastgate, 5.00%, 11/1/52	1,020	991
Great Lakes Water Auth. Sewage Disposal System, Series C, 5.00%, 7/1/30	815	880
Karegnondi Water Auth., Water Supply System, Series A, 5.25%, 11/1/40	17,190	17,437
Michigan Fin. Auth., Local Gov't. Loan Program, Great Lakes, Series C, 5.00%, 7/1/34	3,560	3,753
Michigan Fin. Auth., Local Gov't. Loan Program, Great Lakes, Series C, 5.00%, 7/1/35	5,320	5,603
Michigan Tobacco Settlement Fin. Auth., Series B, Zero Coupon, 6/1/52	21,910	2,456
Wayne County Airport Auth., Detroit Metropolitan Airport, Series B, 5.00%, 12/1/44	1,935	1,999
		66,793
MINNESOTA 0.2%		
Deephaven, Seven Hills Preparatory Academy, Series A, 5.00%, 10/1/37	450	425
Deephaven, Seven Hills Preparatory Academy, Series A, 5.00%, 10/1/49	860	769
Rochester, Mayo Clinic, 5.00%, 11/15/57	7,460	8,116
Woodbury, Woodbury Leadership Project, 4.00%, 7/1/41	730	622
Woodbury, Woodbury Leadership Project, 4.00%, 7/1/51	565	448

Woodbury, Woodbury Leadership Project, 4.00%, 7/1/56	495	383
		10,763
MISSOURI 2.1%		
Kansas City IDA, Kansas City Int'l. Airport, 4.00%, 3/1/50 (5)	9,665	8,803
Kansas City IDA, Kansas City Int'l. Airport, 4.00%, 3/1/50 (3)(5)	2,150	1,965
Kansas City IDA, Kansas City Int'l. Airport, 4.00%, 3/1/57 (3)(5)	16,115	14,417
Kansas City IDA, Kansas City Int'l. Airport, Series B, 5.00%, 3/1/54 (5)	4,295	4,375
Kirkwood IDA, Aberdeen Heights, 5.25%, 5/15/37	1,720	1,645
Kirkwood IDA, Aberdeen Heights, 5.25%, 5/15/42	1,460	1,360
Kirkwood IDA, Aberdeen Heights, 5.25%, 5/15/50	3,435	3,085
Missouri HEFA, Lutheran Senior Services, 5.00%, 2/1/34	1,205	1,231
Missouri HEFA, Lutheran Senior Services, 5.00%, 2/1/35	945	965
Missouri HEFA, Lutheran Senior Services, 5.00%, 2/1/46	5,585	5,635
Saint Louis County IDA, Friendship Village, 5.00%, 9/1/48	1,830	1,655
Saint Louis County IDA, Friendship Village, Series A, 5.00%, 9/1/38	4,080	3,848
Saint Louis County IDA, Friendship Village, Series A, 5.125%, 9/1/48	13,320	12,271
Saint Louis County IDA, Nazareth Living Center, Series A, 5.00%, 8/15/30	860	860
Saint Louis County IDA, Nazareth Living Center, Series A, 5.00%, 8/15/35	605	592
Saint Louis County IDA, Nazareth Living Center, Series A, 5.125%, 8/15/45	1,460	1,363
Saint Louis County IDA, Saint Andrews Resources for Seniors, 5.00%, 12/1/35	1,720	1,733
Saint Louis County IDA, Saint Andrews Resources for Seniors, Series A, 5.125%, 12/1/45	1,825	1,829
Saint Louis IDA, Ballpark Village, Series A, 3.875%, 11/15/29	795	714
Saint Louis IDA, Ballpark Village, Series A, 4.375%, 11/15/35	2,355	2,017
Saint Louis IDA, Ballpark Village, Series A, 4.75%, 11/15/47	2,535	2,076
Saint Louis Land Clearance for Redev. Auth., National Geospatial Intelligence Agency, 5.125%, 6/1/46	4,460	4,559
Saint Louis Land Clearance for Redev. Auth., National Geospatial Intelligence Agency, 5.375%, 6/1/43	12,590	13,046
		90,044
MONTANA 0.3%		
Kalispell, Immanuel Lutheran, Series A, 5.25%, 5/15/37	590	590
Kalispell, Immanuel Lutheran, Series A, 5.25%, 5/15/47	6,230	5,972
Kalispell, Immanuel Lutheran, Series A, 5.25%, 5/15/52	6,485	6,104
		12,666
NEBRASKA 0.3%		
Central Plains Energy Project, Series A, 5.00%, 9/1/30	3,010	3,244

Central Plains Energy Project, Series A, 5.00%, 9/1/35	9,085	9,689
		12,933
NEVADA 0.5%		
Henderson Public Improvement Trust, Touro College & Univ. Obligated Group, 5.50%, 1/1/34	1,515	1,533
Henderson Public Improvement Trust, Touro College & Univ. Obligated Group, 5.50%, 1/1/39	2,245	2,267
Henderson Public Improvement Trust, Touro College & Univ. Obligated Group, 5.50%, 1/1/44	3,220	3,243
Las Vegas Redev. Agency, 5.00%, 6/15/30	355	373
Las Vegas Redev. Agency, 5.00%, 6/15/40	3,890	4,003
Las Vegas Redev. Agency, 5.00%, 6/15/45	6,830	6,988
Reno, Retrac-Reno Transportation, 5.00%, 6/1/33 (3)	175	189
Reno, Retrac-Reno Transportation, 5.00%, 6/1/36	215	228
Reno, Retrac-Reno Transportation, 5.00%, 6/1/37	430	454
Reno, Retrac-Reno Transportation, 5.00%, 6/1/38 (3)	85	91
Reno, Retrac-Reno Transportation, 5.00%, 6/1/48	430	445
Reno, Retrac-Reno Transportation, Series C, Zero Coupon, 7/1/58 (4)	13,000	1,731
		21,545
NEW HAMPSHIRE 0.4%		
New Hampshire Business Fin. Auth., Series B, VRDN, 3.75%, 7/1/45 (Tender 7/2/40) (4)(5)	3,525	3,005
New Hampshire Business Fin. Auth., Vista Project, Series A, 5.25%, 7/1/39 (4)	1,350	1,260
New Hampshire Business Fin. Auth., Vista Project, Series A, 5.625%, 7/1/46 (4)	750	713
New Hampshire Business Fin. Auth., Vista Project, Series A, 5.75%, 7/1/54 (4)	1,875	1,783
New Hampshire HEFA, Hillside Villiage, Series A, 6.125%, 7/1/37 (2)(4)	1,475	590
New Hampshire HEFA, Hillside Villiage, Series A, 6.125%, 7/1/52 (2)(4)	3,630	1,452
New Hampshire HEFA, Hillside Villiage, Series A, 6.25%, 7/1/42 (2)(4)	2,190	876
New Hampshire HEFA, Kendel at Hanover, 5.00%, 10/1/36	685	705
New Hampshire HEFA, Kendel at Hanover, 5.00%, 10/1/40	645	661
New Hampshire HEFA, Kendel at Hanover, 5.00%, 10/1/46	5,250	5,344
		16,389
NEW JERSEY 3.7%		
Essex County Improvement Auth., The Friends of Team Charter Schools, 4.00%, 6/15/46	1,690	1,465
Essex County Improvement Auth., The Friends of Team Charter Schools, 4.00%, 6/15/56	1,910	1,575

Gloucester County Pollution Control Fin. Auth., Keystone Urban Renewal, Series A, PCR, 5.00%, 12/1/24 (5)(12)	2,165	2,220
New Jersey Economic Dev. Auth., Barnabas Health, Series A, Zero Coupon, 7/1/26 (8)(10)(12)	2,150	1,934
New Jersey Economic Dev. Auth., Beloved Commonwealth Charter School, Series A, 5.00%, 6/15/49 (4)	900	878
New Jersey Economic Dev. Auth., Continental Airlines, 5.25%, 9/15/29 (5)	4,295	4,343
New Jersey Economic Dev. Auth., Continental Airlines, Series B, 5.625%, 11/15/30 (5)	7,735	7,952
New Jersey Economic Dev. Auth., Goethals Bridge, 5.00%, 1/1/31 (3)(5)	2,580	2,634
New Jersey Economic Dev. Auth., Goethals Bridge, 5.125%, 1/1/34 (5)	6,545	6,665
New Jersey Economic Dev. Auth., Goethals Bridge, 5.375%, 1/1/43 (5)	1,290	1,312
New Jersey Economic Dev. Auth., Goethals Bridge, 5.625%, 1/1/52 (5)	14,615	14,885
New Jersey Economic Dev. Auth., Lions Gate, 4.375%, 1/1/24	450	448
New Jersey Economic Dev. Auth., Lions Gate, 4.875%, 1/1/29	890	879
New Jersey Economic Dev. Auth., Lions Gate, 5.00%, 1/1/34	1,700	1,648
New Jersey Economic Dev. Auth., Lions Gate, 5.25%, 1/1/44	4,215	4,032
New Jersey Economic Dev. Auth., Middlesex Water, 5.00%, 8/1/59 (5)	1,740	1,843
New Jersey Economic Dev. Auth., Port Newark Container Terminal, 5.00%, 10/1/37 (5)	11,340	11,756
New Jersey Economic Dev. Auth., Port Newark Container Terminal, 5.00%, 10/1/47 (5)	15,715	16,075
New Jersey Economic Dev. Auth., Provident Group-Rowan Properties, Series A, 5.00%, 1/1/30	1,720	1,697
New Jersey Economic Dev. Auth., Provident Group-Rowan Properties, Series A, 5.00%, 1/1/48	10,385	9,457
New Jersey Economic Dev. Auth., Transit Transportation Project, 4.00%, 11/1/44	4,295	3,966
New Jersey Economic Dev. Auth., UMM Energy Partners, Series A, 5.00%, 6/15/37 (5)	1,075	1,076
New Jersey Economic Dev. Auth., UMM Energy Partners, Series A, 5.125%, 6/15/43 (5)	1,505	1,506
New Jersey HCFFA, Valley Health System, 4.00%, 7/1/35	860	848
New Jersey HCFFA, Valley Health System, 5.00%, 7/1/31	860	933
New Jersey Transportation Trust Fund Auth., Series A, 4.00%, 6/15/38	4,575	4,418
New Jersey Transportation Trust Fund Auth., Series A, 4.00%, 6/15/39	860	827
New Jersey Transportation Trust Fund Auth., Series A, 4.00%, 6/15/41	4,255	4,010

New Jersey Transportation Trust Fund Auth., Series A, 4.00%, 6/15/42	860	804
New Jersey Transportation Trust Fund Auth., Series AA, 4.00%, 6/15/50	9,875	8,923
New Jersey Transportation Trust Fund Auth., Series AA, 5.00%, 6/15/35	2,685	2,903
New Jersey Transportation Trust Fund Auth., Series AA, 5.00%, 6/15/36	860	923
New Jersey Transportation Trust Fund Auth., Series AA, 5.00%, 6/15/37	860	920
New Jersey Transportation Trust Fund Auth., Series AA, 5.00%, 6/15/38	1,525	1,626
New Jersey Transportation Trust Fund Auth., Series AA, 5.00%, 6/15/50	1,600	1,656
New Jersey Transportation Trust Fund Auth., Transportation System, Series A, Zero Coupon, 12/15/28	12,890	10,261
New Jersey Transportation Trust Fund Auth., Transportation System, Series AA, 5.25%, 6/15/43	2,940	3,090
New Jersey Transportation Trust Fund Auth., Transportation System, Series BB, 4.00%, 6/15/46	2,610	2,390
New Jersey Transportation Trust Fund Auth., Transportation System, Series BB, 4.00%, 6/15/50	7,320	6,614
New Jersey Transportation Trust Fund Auth., Transportation System, Series C, Zero Coupon, 12/15/30 (10)	3,885	2,859
Tobacco Settlement Fin., Series A, 5.25%, 6/1/46	8,595	8,993
		163,244
NEW YORK 4.8%		
Brookhaven Local Dev., Jeffersons Ferry Project, 5.25%, 11/1/36	1,290	1,346
Build New York City Resource, Friends of Hellenic Classical, Series A, 5.00%, 12/1/41 (4)	1,235	1,230
Build New York City Resource, Friends of Hellenic Classical, Series A, 5.00%, 12/1/51 (4)	1,370	1,325
Build New York City Resource, Friends of Hellenic Classical, Series A, 5.00%, 12/1/55 (4)	900	855
Build New York City Resource, Inwood Academy Leadership Charter School, Series A, 5.50%, 5/1/48 (4)	500	516
Build New York City Resource, Pratt Paper, 4.50%, 1/1/25 (4)(5)	470	479
Build New York City Resource, Pratt Paper, 5.00%, 1/1/35 (4)(5)	10,740	10,981
Build New York City Resource, Richmond Preparatory Charter School Project, Series A, 5.00%, 6/1/36 (4)	425	429
Build New York City Resource, Richmond Preparatory Charter School Project, Series A, 5.00%, 6/1/41 (4)	550	552
Build New York City Resource, Richmond Preparatory Charter School Project, Series A, 5.00%, 6/1/51 (4)	2,150	2,105
Build New York City Resource, Shefa School Project, Series A, 2.50%, 6/15/31 (4)	650	558

Build New York City Resource, Shefa School Project, Series A, 5.00%, 6/15/51 (4)	14,235	14,284
Dormitory Auth. of the State of New York, Series A, 5.00%, 3/15/46	5,650	6,085
Dormitory Auth. of the State of New York, Series D, 4.00%, 2/15/39	4,000	3,903
Glen Cove Local Economic Assistance, Garvies Point, Series A, 5.00%, 1/1/56	5,545	5,014
Glen Cove Local Economic Assistance, Garvies Point, Series B, Zero Coupon, 1/1/45	25,235	6,553
Glen Cove Local Economic Assistance, Garvies Point, Series C, STEP, 1/1/55	8,265	7,172
Nassau County IDA, Amsterdam at Harborside, Series A, 9.00%, 1/1/41 (4)	7,225	6,336
Nassau County IDA, Amsterdam at Harborside, Series B, VR, 5.00%, 1/1/58	14,564	8,499
New York Dormitory Auth., Garnet Health Medical Center, 5.00%, 12/1/30 (4)	1,000	1,030
New York Dormitory Auth., Garnet Health Medical Center, 5.00%, 12/1/31 (4)	800	820
New York Dormitory Auth., Garnet Health Medical Center, 5.00%, 12/1/34 (4)	800	810
New York Dormitory Auth., Garnet Health Medical Center, 5.00%, 12/1/36 (4)	1,500	1,510
New York Liberty Dev., 3 World Trade Center, Class 2, 5.15%, 11/15/34 (4)	1,720	1,737
New York Liberty Dev., 3 World Trade Center, Class 2, 5.375%, 11/15/40 (4)	26,650	26,948
New York Liberty Dev., Goldman Sachs Headquarters, 5.25%, 10/1/35	28,860	32,258
New York Transportation Dev., American Airlines, 2.25%, 8/1/26 (5)	945	897
New York Transportation Dev., American Airlines, 3.00%, 8/1/31 (5)	2,580	2,402
New York Transportation Dev., American Airlines, 5.00%, 8/1/26 (5)	10,425	10,479
New York Transportation Dev., American Airlines, 5.00%, 8/1/31 (5)	13,515	13,585
New York Transportation Dev., Delta Airlines, LaGuardia Airport, 5.00%, 10/1/35 (5)	5,370	5,588
New York Transportation Dev., Delta Airlines, LaGuardia Airport, 5.00%, 10/1/40 (5)	3,265	3,356
New York Transportation Dev., JFK Int'l. Airport, 5.00%, 12/1/39 (5)	2,125	2,221
New York Transportation Dev., JFK Int'l. Airport, 5.00%, 12/1/40 (5)	1,400	1,456
New York Transportation Dev., JFK Int'l. Airport, 5.00%, 12/1/41 (5)	1,400	1,452
New York Transportation Dev., JFK Int'l. Airport, 5.00%, 12/1/42 (5)	1,400	1,448
New York Transportation Dev., JFK Int'l. Airport, 5.25%, 8/1/31 (5)	2,155	2,284

New York Transportation Dev., JFK Int'l. Airport, 5.375%, 8/1/36 (5)	2,750	2,958
Suffolk County Economic Dev., Saint Johnland Assisted Living, 5.125%, 11/1/41 (4)	1,750	1,523
Suffolk County Economic Dev., Saint Johnland Assisted Living, 5.375%, 11/1/54 (4)	1,480	1,270
Tompkins County Dev., Kendal at Ithaca, 5.00%, 7/1/29	775	799
Tompkins County Dev., Kendal at Ithaca, 5.00%, 7/1/34	1,450	1,488
Tompkins County Dev., Kendal at Ithaca, 5.00%, 7/1/44	1,580	1,613
Westchester County Local Dev., Pace Univ., Series A, 5.50%, 5/1/42	11,600	11,803
		209,957
NORTH CAROLINA 2.2%		
Greater Asheville Regional Airport Auth., Series A, 5.50%, 7/1/47 (3)(5)	10,330	11,260
North Carolina Medical Care Commission, Series C, 4.00%, 3/1/36	1,995	1,716
North Carolina Medical Care Commission, Series C, 4.00%, 3/1/42	4,200	3,362
North Carolina Medical Care Commission, Aldersgate Retirement Community, 4.70%, 7/1/37	2,365	2,251
North Carolina Medical Care Commission, Aldersgate Retirement Community, 4.875%, 7/1/40	4,610	4,380
North Carolina Medical Care Commission, Aldersgate Retirement Community, 5.00%, 7/1/45	3,825	3,597
North Carolina Medical Care Commission, Aldersgate Retirement Community, 6.25%, 7/1/35 (Prerefunded 7/1/23) (8)	3,865	3,984
North Carolina Medical Care Commission, Aldersgate United Methodist, Series A, 5.00%, 7/1/47	1,005	936
North Carolina Medical Care Commission, Everyage, Series A, 4.00%, 9/1/41	940	844
North Carolina Medical Care Commission, Everyage, Series A, 4.00%, 9/1/47	835	720
North Carolina Medical Care Commission, Everyage, Series A, 4.00%, 9/1/51	830	703
North Carolina Medical Care Commission, Lutheran Services, 4.00%, 3/1/51	2,150	1,604
North Carolina Medical Care Commission, Pennybyrn at Maryfield, 5.00%, 10/1/25	3,040	3,081
North Carolina Medical Care Commission, Pennybyrn at Maryfield, 5.00%, 10/1/30	1,635	1,643
North Carolina Medical Care Commission, Pennybyrn at Maryfield, 5.00%, 10/1/35	4,940	4,945
North Carolina Medical Care Commission, Salemtowne, 5.25%, 10/1/37	790	795
North Carolina Medical Care Commission, Salemtowne, 5.375%, 10/1/45	10,095	10,127

North Carolina Medical Care Commission, Southminster, 5.00%, 10/1/31	1,505	1,514
North Carolina Medical Care Commission, Southminster, 5.00%, 10/1/37	1,330	1,324
North Carolina Medical Care Commission, United Church Homes, 5.00%, 9/1/41 (Prerefunded 9/1/23) (8)	1,445	1,524
North Carolina Medical Care Commission, United Church Homes, Series A, 5.00%, 9/1/37 (Prerefunded 9/1/24) (8)	1,805	1,891
North Carolina Medical Care Commission, Vidant Health, 5.00%, 6/1/40	5,610	5,745
North Carolina Turnpike Auth., Series A, 5.00%, 7/1/42	995	1,022
North Carolina Turnpike Auth., Series A, 5.00%, 7/1/47	4,895	5,005
North Carolina Turnpike Auth., Series A, 5.00%, 7/1/51	4,470	4,564
North Carolina Turnpike Auth., Series A, 5.00%, 7/1/54	17,430	17,792
		96,329
OHIO 4.9%		
Buckeye Tobacco Settlement Fin. Auth., Series B-2, Class 2, 5.00%, 6/1/55	125,085	118,955
Cleveland-Cuyahoga County Port Auth., Playhouse Square Foundation, 5.50%, 12/1/43	1,460	1,517
Cleveland-Cuyahoga County Port Auth., Playhouse Square Foundation, 5.50%, 12/1/53	8,380	8,638
Cuyahoga County, MetroHealth System, 5.00%, 2/15/42	3,865	3,945
Cuyahoga County, MetroHealth System, 5.00%, 2/15/57	2,580	2,603
Cuyahoga County, MetroHealth System, 5.50%, 2/15/52	17,145	17,785
Cuyahoga County, MetroHealth System, 5.50%, 2/15/57	11,005	11,394
Franklin County Convention Fac. Auth., Greater Columbus Convention Center, 5.00%, 12/1/44	5,030	5,058
Franklin County Convention Fac. Auth., Greater Columbus Convention Center, 5.00%, 12/1/51	6,465	6,442
Marion County, United Church Homes, 5.00%, 12/1/39	1,420	1,380
Marion County, United Church Homes, 5.125%, 12/1/49	1,570	1,485
Muskingum County, Genesis Healthcare, 5.00%, 2/15/44	4,295	4,165
Ohio, Series A, 4.00%, 1/15/38	915	890
Ohio, Series A, 4.00%, 1/15/39	1,720	1,664
Ohio, Series A, 5.00%, 1/15/50	2,150	2,245
Ohio Air Quality Dev. Auth., Ohio Valley Electric, 3.25%, 9/1/29	7,475	7,204
Ohio Air Quality Dev. Auth., Pratt Paper, 4.50%, 1/15/48 (4)(5)	1,720	1,722
Ohio Air Quality Dev. Auth., Vanadium Project, 5.00%, 7/1/49 (4) (5)	14,780	13,946
Ohio Higher Ed. Fac. Commission, Cleveland Clinic, Series B-4, VRDN, 1.08%, 1/1/43	1,400	1,400
Ohio Housing Fin. Agency, Sanctuary at Springboro, 5.45%, 1/1/38 (4)	2,250	1,843
		214,281

OKLAHOMA 0.9%		
Norman Regional Hosp. Auth., 4.00%, 9/1/45	7,130	6,207
Oklahoma County Fin. Auth., Epworth Villa, 6.00%, 4/1/30	710	603
Oklahoma County Fin. Auth., Epworth Villa, Series A, 5.00%, 4/1/33	860	731
Oklahoma County Fin. Auth., Epworth Villa, Series A, 5.125%, 4/1/42	2,580	2,193
Oklahoma County Fin. Auth., Epworth Villa, Series A, 5.875%, 4/1/30	2,885	2,452
Oklahoma County Fin. Auth., Epworth Villa, Series B, 5.75%, 4/1/27	555	472
Oklahoma DFA, OU Medicine, Series B, 5.25%, 8/15/48	4,835	4,403
Oklahoma DFA, OU Medicine, Series B, 5.50%, 8/15/57	9,780	9,213
Tulsa Airports Improvement Trust, Series C, 5.50%, 12/1/35 (5)	9,450	9,572
Tulsa County Ind. Auth., Montereau Project, 5.00%, 11/15/31	1,605	1,653
Tulsa County Ind. Auth., Montereau Project, 5.25%, 11/15/37	1,075	1,112
Tulsa County Ind. Auth., Montereau Project, 5.25%, 11/15/45	1,180	1,208
		39,819
OREGON 0.2%		
Clackamas County Hosp. Fac. Auth., Williamette View, Series A, 5.00%, 11/15/32	430	434
Clackamas County Hosp. Fac. Auth., Williamette View, Series A, 5.00%, 11/15/37	430	430
Clackamas County Hosp. Fac. Auth., Williamette View, Series A, 5.00%, 11/15/47	1,205	1,160
Clackamas County Hosp. Fac. Auth., Williamette View, Series A, 5.00%, 11/15/52	1,290	1,228
Oregon State Fac. Auth., Legacy Health Project, Series A, 5.00%, 6/1/52	4,125	4,331
Yamhill County Hosp. Auth., Friendsview Retirement Community, Series A, 4.00%, 11/15/26	315	306
Yamhill County Hosp. Auth., Friendsview Retirement Community, Series A, 5.00%, 11/15/31	300	295
Yamhill County Hosp. Auth., Friendsview Retirement Community, Series A, 5.00%, 11/15/36	390	374
Yamhill County Hosp. Auth., Friendsview Retirement Community, Series A, 5.00%, 11/15/46	1,105	999
		9,557
PENNSYLVANIA 3.8%		
Allegheny County IDA, U.S. Steel, 4.875%, 11/1/24	1,045	1,059
Allentown Neighborhood Improvement Zone Dev. Auth., 5.00%, 5/1/28	265	284
Allentown Neighborhood Improvement Zone Dev. Auth., 5.00%, 5/1/30	290	314

Allentown Neighborhood Improvement Zone Dev. Auth., 5.00%, 5/1/31	580	629
Allentown Neighborhood Improvement Zone Dev. Auth., 5.00%, 5/1/32	950	1,032
Allentown Neighborhood Improvement Zone Dev. Auth., 5.00%, 5/1/33	685	738
Allentown Neighborhood Improvement Zone Dev. Auth., 5.00%, 5/1/34	645	692
Allentown Neighborhood Improvement Zone Dev. Auth., 5.00%, 5/1/35	730	781
Allentown Neighborhood Improvement Zone Dev. Auth., 5.00%, 5/1/42	2,580	2,680
Allentown Neighborhood Improvement Zone Dev. Auth., 5.25%, 5/1/42 (4)	6,835	7,078
Allentown Neighborhood Improvement Zone Dev. Auth., Center City, 5.00%, 5/1/27 (4)	6,620	6,907
Allentown Neighborhood Improvement Zone Dev. Auth., Center City, 5.00%, 5/1/32 (4)	2,985	3,077
Allentown Neighborhood Improvement Zone Dev. Auth., Center City, 5.00%, 5/1/33 (4)	3,010	3,110
Allentown Neighborhood Improvement Zone Dev. Auth., Center City, 5.00%, 5/1/42 (4)	5,400	5,508
Allentown Neighborhood Improvement Zone Dev. Auth., Center City, 5.375%, 5/1/42 (4)	8,185	8,432
Allentown Neighborhood Improvement Zone Dev. Auth., Center City, Series 2017, 5.00%, 5/1/42 (4)	7,735	7,866
Butler County Hosp. Auth., 5.00%, 7/1/35	7,215	7,377
Butler County Hosp. Auth., 5.00%, 7/1/39	4,080	4,122
Cumberland County Municipal Auth., Asbury Pennsylvania Obligated, 4.50%, 1/1/36 (4)	3,410	3,130
Cumberland County Municipal Auth., Asbury Pennsylvania Obligated, 4.50%, 1/1/40 (4)	4,115	3,684
Cumberland County Municipal Auth., Asbury Pennsylvania Obligated, 4.50%, 1/1/41 (4)	3,615	3,212
Delaware Valley Regional Fin. Auth., Series A, 5.50%, 8/1/28 (13)	4,295	4,908
East Hempfield Township IDA, Student Services, Student Housing, 5.00%, 7/1/30 (Prerefunded 7/1/25) (8)	705	753
East Hempfield Township IDA, Student Services, Student Housing, 5.00%, 7/1/34 (Prerefunded 7/1/24) (8)	860	898
East Hempfield Township IDA, Student Services, Student Housing, 5.00%, 7/1/35 (Prerefunded 7/1/25) (8)	910	972
East Hempfield Township IDA, Student Services, Student Housing, 5.00%, 7/1/39 (Prerefunded 7/1/24) (8)	860	898
East Hempfield Township IDA, Student Services, Student Housing, 5.00%, 7/1/46 (Prerefunded 7/1/24) (8)	1,310	1,368
East Hempfield Township IDA, Student Services, Student Housing, 5.00%, 7/1/47 (Prerefunded 7/1/25) (8)	6,445	6,885

Franklin County IDA, Menno-Haven, 5.00%, 12/1/43	1,030	955
Franklin County IDA, Menno-Haven, 5.00%, 12/1/48	1,115	1,008
Franklin County IDA, Menno-Haven, 5.00%, 12/1/53	1,205	1,073
Lancaster County Hosp. Auth., Brethren Village, 5.25%, 7/1/35	215	217
Lancaster County Hosp. Auth., Brethren Village, 5.50%, 7/1/45	860	863
Montgomery County Higher Ed. & Health Auth., Thomas Jefferson Univ., 5.00%, 9/1/43	4,340	4,537
Montgomery County IDA, Albert Einstein Healthcare, Series A, 5.25%, 1/15/45 (Prerefunded 1/15/25) (8)	12,230	13,005
Montgomery County IDA, Hill at Whitemarsh, 5.25%, 1/1/40	3,010	3,027
Montgomery County IDA, Hill at Whitemarsh, 5.375%, 1/1/50	10,295	10,331
Pennsylvania Economic DFA, Consol Energy, VRDN, 9.00%, 4/1/51 (Tender 4/13/28) (4)(5)	9,900	11,584
Pennsylvania Economic DFA, Covanta Project, 3.25%, 8/1/39 (4) (5)	3,545	2,839
Pennsylvania Economic DFA, National Gypsum, 5.50%, 11/1/44 (5)	7,500	7,533
Pennsylvania Higher Ed. Fac. Auth., Indiana Univ. Student Housing, Series A, FRN, 67% of 3M USD LIBOR + 0.65%, 2.176%, 7/1/39	7,220	6,270
Pennsylvania Higher Ed. Fac. Auth., Widener Univ., 5.00%, 7/15/38	2,065	2,093
Pennsylvania Higher Ed. Fac. Auth., Widener Univ., Series A, 5.50%, 7/15/38 (Prerefunded 7/15/23) (8)	2,430	2,494
Philadelphia Higher Ed. Fac. Auth., Temple Univ. Health System, 5.00%, 7/1/28	4,295	4,591
Philadelphia Higher Ed. Fac. Auth., Temple Univ. Health System, 5.00%, 7/1/30	860	913
Philadelphia IDA, Wesley Enhanced Living, 5.00%, 7/1/37	2,700	2,502
Philadelphia IDA, Wesley Enhanced Living, 5.00%, 7/1/42	1,825	1,636
Philadelphia IDA, Wesley Enhanced Living, 5.00%, 7/1/49	3,085	2,661
		168,526
PUERTO RICO 10.8%		
Puerto Rico Commonwealth, VR, 11/1/43 (1)(14)	47,287	24,353
Puerto Rico Commonwealth Aqueduct & Sewer Auth., Series A, 4.00%, 7/1/42 (4)	6,485	5,712
Puerto Rico Commonwealth Aqueduct & Sewer Auth., Series A, 4.00%, 7/1/42 (4)	4,550	4,008
Puerto Rico Commonwealth Aqueduct & Sewer Auth., Series A, 4.00%, 7/1/47 (4)	2,205	1,885
Puerto Rico Commonwealth Aqueduct & Sewer Auth., Series A, 5.00%, 7/1/24 (4)	580	593
Puerto Rico Commonwealth Aqueduct & Sewer Auth., Series A, 5.00%, 7/1/25 (4)	2,675	2,757
Puerto Rico Commonwealth Aqueduct & Sewer Auth., Series A, 5.00%, 7/1/28 (4)	2,740	2,871
Puerto Rico Commonwealth Aqueduct & Sewer Auth., Series A, 5.00%, 7/1/29 (4)	3,110	3,252

Puerto Rico Commonwealth Aqueduct & Sewer Auth., Series A, 5.00%, 7/1/30 (4)	17,190	17,967
Puerto Rico Commonwealth Aqueduct & Sewer Auth., Series A, 5.00%, 7/1/33 (4)	6,015	6,213
Puerto Rico Commonwealth Aqueduct & Sewer Auth., Series A, 5.00%, 7/1/33 (4)	2,150	2,217
Puerto Rico Commonwealth Aqueduct & Sewer Auth., Series A, 5.00%, 7/1/35 (4)	10,310	10,479
Puerto Rico Commonwealth Aqueduct & Sewer Auth., Series A, 5.00%, 7/1/37 (4)	7,345	7,464
Puerto Rico Commonwealth Aqueduct & Sewer Auth., Series A, 5.00%, 7/1/37 (4)	1,200	1,218
Puerto Rico Commonwealth Aqueduct & Sewer Auth., Series A, 5.00%, 7/1/47 (4)	29,435	29,471
Puerto Rico Commonwealth Aqueduct & Sewer Auth., Series A, 6.125%, 7/1/24	1,000	1,034
Puerto Rico Commonwealth Aqueduct & Sewer Auth., Series B, 4.00%, 7/1/42 (4)	6,105	5,377
Puerto Rico Commonwealth Aqueduct & Sewer Auth., Series B, 4.00%, 7/1/47 (4)	9,470	8,095
Puerto Rico Commonwealth Aqueduct & Sewer Auth., Series B, 5.00%, 7/1/24 (4)	1,325	1,355
Puerto Rico Commonwealth Aqueduct & Sewer Auth., Series B, 5.00%, 7/1/25 (4)	2,780	2,865
Puerto Rico Commonwealth Aqueduct & Sewer Auth., Series B, 5.00%, 7/1/29 (4)	3,825	3,999
Puerto Rico Commonwealth Aqueduct & Sewer Auth., Series B, 5.00%, 7/1/33 (4)	8,815	9,089
Puerto Rico Commonwealth Aqueduct & Sewer Auth., Series B, 5.00%, 7/1/37 (4)	7,080	7,185
Puerto Rico Commonwealth, Restructured, Series A, GO, Zero coupon, 7/1/24	2,335	2,157
Puerto Rico Commonwealth, Restructured, Series A, GO, Zero coupon, 7/1/33	8,990	5,103
Puerto Rico Commonwealth, Restructured, Series A-1, GO, 4.00%, 7/1/33	11,915	11,136
Puerto Rico Commonwealth, Restructured, Series A-1, GO, 4.00%, 7/1/35	9,718	8,909
Puerto Rico Commonwealth, Restructured, Series A-1, GO, 4.00%, 7/1/37	5,390	4,814
Puerto Rico Commonwealth, Restructured, Series A-1, GO, 4.00%, 7/1/41	7,328	6,376
Puerto Rico Commonwealth, Restructured, Series A-1, GO, 4.00%, 7/1/46	7,618	6,442
Puerto Rico Commonwealth, Restructured, Series A-1, GO, 5.25%, 7/1/23	3,901	3,959

Puerto Rico Commonwealth, Restructured, Series A-1, GO, 5.375%, 7/1/25	12,308	12,693
Puerto Rico Commonwealth, Restructured, Series A-1, GO, 5.625%, 7/1/27	10,211	10,822
Puerto Rico Commonwealth, Restructured, Series A-1, GO, 5.625%, 7/1/29	7,584	8,155
Puerto Rico Commonwealth, Restructured, Series A-1, GO, 5.75%, 7/1/31	20,326	22,253
Puerto Rico Electric Power Auth., Series A, 5.00%, 7/1/29 (1)(15)	9,535	7,723
Puerto Rico Electric Power Auth., Series A, 5.05%, 7/1/42 (1)(15)	105	85
Puerto Rico Electric Power Auth., Series A, 6.75%, 7/1/36 (1)(15)	8,920	7,515
Puerto Rico Electric Power Auth., Series AAA, 5.25%, 7/1/27 (1)(15)	1,245	1,008
Puerto Rico Electric Power Auth., Series AAA, 5.25%, 7/1/29 (1)(15)	4,295	3,479
Puerto Rico Electric Power Auth., Series CCC, 5.00%, 7/1/21 (1)(15)	1,745	1,409
Puerto Rico Electric Power Auth., Series CCC, 5.00%, 7/1/27 (1)(15)	145	117
Puerto Rico Electric Power Auth., Series CCC, 5.25%, 7/1/26 (1)(15)	1,735	1,405
Puerto Rico Electric Power Auth., Series CCC, 5.25%, 7/1/27 (1)(15)	2,500	2,025
Puerto Rico Electric Power Auth., Series CCC, 5.25%, 7/1/28 (1)(15)	2,980	2,414
Puerto Rico Electric Power Auth., Series SS, 5.00%, 7/1/24 (1)(10)(15)	4,295	4,306
Puerto Rico Electric Power Auth., Series TT, 5.00%, 7/1/20 (1)(15)	510	412
Puerto Rico Electric Power Auth., Series TT, 5.00%, 7/1/24 (1)(15)	1,965	1,592
Puerto Rico Electric Power Auth., Series TT, 5.00%, 7/1/25 (1)(15)	660	535
Puerto Rico Electric Power Auth., Series TT, 5.00%, 7/1/26 (1)(15)	795	644
Puerto Rico Electric Power Auth., Series TT, 5.00%, 7/1/27 (1)(15)	105	85
Puerto Rico Electric Power Auth., Series TT, 5.00%, 7/1/37 (1)(15)	12,720	10,303
Puerto Rico Electric Power Auth., Series WW, 5.25%, 7/1/33 (1)(15)	495	401
Puerto Rico Electric Power Auth., Series WW, 5.50%, 7/1/18 (1)(15)	425	345
Puerto Rico Electric Power Auth., Series WW, 5.50%, 7/1/38 (1)(15)	4,295	3,495
Puerto Rico Electric Power Auth., Series XX, 5.25%, 7/1/27 (1)(15)	180	146
Puerto Rico Electric Power Auth., Series XX, 5.25%, 7/1/35 (1)(15)	3,766	3,050
Puerto Rico Electric Power Auth., Series XX, 5.25%, 7/1/40 (1)(15)	860	697
Puerto Rico Electric Power Auth., Series XX, 5.75%, 7/1/36 (1)(15)	1,235	1,010
Puerto Rico Electric Power Auth., Series ZZ, 3.70%, 7/1/17 (1)(15)	120	91
Puerto Rico Electric Power Auth., Series ZZ, 5.00%, 7/1/17 (1)(15)	210	170
Puerto Rico Electric Power Auth., Series ZZ, 5.00%, 7/1/19 (1)(15)	2,130	1,720
Puerto Rico Electric Power Auth., Series ZZ, 5.00%, 7/1/28 (1)(15)	170	138

Puerto Rico Electric Power Auth., Series ZZ, 5.25%, 7/1/19 (1)(15)	1,585	1,280
Puerto Rico Electric Power Auth., Series ZZ, 5.25%, 7/1/23 (1)(15)	455	368
Puerto Rico Electric Power Auth., Series ZZ, 5.25%, 7/1/24 (1)(15)	184	149
Puerto Rico Electric Power Auth., Series ZZ, 5.25%, 7/1/26 (1)(15)	4,150	3,361
Puerto Rico Sales Tax Fin., Restructured, Series A-1, 4.50%, 7/1/34	16,648	16,737
Puerto Rico Sales Tax Fin., Restructured, Series A-1, 4.55%, 7/1/40	64	64
Puerto Rico Sales Tax Fin., Restructured, Series A-1, 4.75%, 7/1/53	20,705	19,748
Puerto Rico Sales Tax Fin., Restructured, Series A-1, 5.00%, 7/1/58	21,235	20,547
Puerto Rico Sales Tax Fin., Restructured, Series A-1, Zero Coupon, 7/1/27	6,424	5,380
Puerto Rico Sales Tax Fin., Restructured, Series A-1, Zero Coupon, 7/1/29	10,451	7,992
Puerto Rico Sales Tax Fin., Restructured, Series A-1, Zero Coupon, 7/1/31	24,392	16,868
Puerto Rico Sales Tax Fin., Restructured, Series A-1, Zero Coupon, 7/1/33	12,232	7,619
Puerto Rico Sales Tax Fin., Restructured, Series A-1, Zero Coupon, 7/1/46	138,360	39,452
Puerto Rico Sales Tax Fin., Restructured, Series A-1, Zero Coupon, 7/1/51	21,966	4,657
Puerto Rico Sales Tax Fin., Restructured, Series A-2, 4.329%, 7/1/40	2,305	2,238
Puerto Rico Sales Tax Fin., Restructured, Series A-2, 4.329%, 7/1/40	2,150	2,087
Puerto Rico Sales Tax Fin., Restructured, Series A-2, 4.536%, 7/1/53	2,570	2,366
Puerto Rico Sales Tax Fin., Restructured, Series A-2, 4.784%, 7/1/58	5,185	4,835
		474,346
RHODE ISLAND 0.3%		
Central Falls Detention Fac., 7.25%, 7/15/35 (1)(2)	10,815	1,947
Rhode Island Health & Ed. Building, Care New England, Series A, 5.50%, 9/1/28 (Prerefunded 9/1/23) (8)	2,580	2,659
Rhode Island Health & Ed. Building, Care New England, Series A, 6.00%, 9/1/33 (Prerefunded 9/1/23) (8)	3,435	3,556
Rhode Island Health & Ed. Building, Care New England, Series B, 5.00%, 9/1/36	4,295	4,006
		12,168
SOUTH CAROLINA 1.1%		
Connector 2000 Assoc., Series A-1, Zero Coupon, 1/1/32 (1)	7,899	4,256
Connector 2000 Assoc., Series A-1, Zero Coupon, 1/1/42 (1)	27,826	7,170
Connector 2000 Assoc., Series A-1, Zero Coupon, 7/22/51 (1)	43,378	5,156

Connector 2000 Assoc., Series B-1, Zero Coupon, 1/1/32 (1)	4,497	1,428
Connector 2000 Assoc., Series B-1, Zero Coupon, 7/22/51 (1)	19,137	842
Connector 2000 Assoc., Series C-1, Zero Coupon, 7/22/51 (1)	2,268	118
South Carolina Jobs-Economic Dev. Auth., Repower South Berkeley, 5.25%, 2/1/27 (2)(4)(5)	850	340
South Carolina Jobs-Economic Dev. Auth., Repower South Berkeley, 6.00%, 2/1/35 (2)(4)(5)	5,465	2,186
South Carolina Jobs-Economic Dev. Auth., Repower South Berkeley, 6.25%, 2/1/45 (2)(4)(5)	10,980	4,392
South Carolina Jobs-Economic Dev. Auth., Repower South Berkeley, 8.00%, 12/6/29 (2)	1,720	1,434
South Carolina Public Service Auth., Series A, 5.50%, 12/1/54	9,395	9,610
South Carolina Public Service Auth., Series E, 5.25%, 12/1/55	11,505	11,764
		48,696
SOUTH DAKOTA 0.1%		
Sioux Falls Health Fac., Dow Rummel Village, 5.00%, 11/1/28	1,235	1,237
Sioux Falls Health Fac., Dow Rummel Village, 5.00%, 11/1/30	1,320	1,308
Sioux Falls Health Fac., Dow Rummel Village, 5.00%, 11/1/32	1,175	1,154
Sioux Falls Health Fac., Dow Rummel Village, 5.00%, 11/1/42	1,720	1,608
		5,307
TENNESSEE 1.1%		
Chattanooga Health Ed. & Housing Fac. Board, Student Housing, CDFI Phase 1, 5.00%, 10/1/35	2,365	2,397
Shelby County Health Ed. & Housing Fac. Board, Village at Germantown, 5.00%, 12/1/34	430	434
Shelby County Health Ed. & Housing Fac. Board, Village at Germantown, 5.25%, 12/1/44	1,000	1,007
Shelby County Health Ed. & Housing Fac. Board, Village at Germantown, 5.25%, 12/1/49	2,880	2,895
Tennergy, Series A, VRDN, 4.00%, 12/1/51 (Tender 9/1/28)	12,035	12,008
Tennessee Energy Acquisition, Series A, 5.25%, 9/1/26	10,245	10,804
Tennessee Energy Acquisition, Series A, VRDN, 5.00%, 5/1/52 (Tender 11/1/31)	17,055	17,828
		47,373
TEXAS 5.7%		
Austin Airport, Series B, 5.00%, 11/15/41 (5)	470	488
Austin Convention Enterprises, First Tier Convention Center, Series A, 5.00%, 1/1/28	765	799
Austin Convention Enterprises, First Tier Convention Center, Series A, 5.00%, 1/1/30	1,785	1,856
Austin Convention Enterprises, First Tier Convention Center, Series A, 5.00%, 1/1/31	2,500	2,590
Austin Convention Enterprises, First Tier Convention Center, Series A, 5.00%, 1/1/32	2,875	2,973

Austin Convention Enterprises, First Tier Convention Center, Series A, 5.00%, 1/1/33	2,685	2,764
Austin Convention Enterprises, First Tier Convention Center, Series A, 5.00%, 1/1/34	3,045	3,118
Austin Convention Enterprises, Second Tier Convention Center, Series B, 5.00%, 1/1/23	430	430
Austin Convention Enterprises, Second Tier Convention Center, Series B, 5.00%, 1/1/28	430	434
Austin Convention Enterprises, Second Tier Convention Center, Series B, 5.00%, 1/1/29	990	996
Austin Convention Enterprises, Second Tier Convention Center, Series B, 5.00%, 1/1/32	1,935	1,918
Austin Convention Enterprises, Second Tier Convention Center, Series B, 5.00%, 1/1/34	2,730	2,666
Austin Texas Airport System Revenue, 5.00%, 11/15/43 (5)	1,000	1,055
Austin Texas Airport System Revenue, 5.25%, 11/15/47 (5)	4,270	4,561
Central Texas Regional Mobility Auth., Series B, 4.00%, 1/1/40	665	638
Central Texas Regional Mobility Auth., Series B, 4.00%, 1/1/41	460	437
Central Texas Regional Mobility Auth., Series B, 4.00%, 1/1/51	745	671
Central Texas Regional Mobility Auth., Series B, 5.00%, 1/1/34	455	496
Central Texas Regional Mobility Auth., Series B, 5.00%, 1/1/39	105	112
Central Texas Regional Mobility Auth., Series B, 5.00%, 1/1/46	3,435	3,614
Clifton Higher Ed. Fin., Int'l. Leadership, Series D, 6.125%, 8/15/48	13,750	14,257
Conroe Local Government, Convention Center Hotel, 3.50%, 10/1/31 (4)	275	231
Conroe Local Government, Convention Center Hotel, 4.00%, 10/1/50	1,385	1,118
Conroe Local Government, Convention Center Hotel, 5.00%, 10/1/50 (4)	1,495	1,231
Decatur Hosp. Auth., Regional Health System, Series C, 4.00%, 9/1/34	1,440	1,346
Fort Bend County IDC, NRG Energy, Series B, 4.75%, 11/1/42	4,295	4,297
Gulf Coast IDA, Citgo Petroleum, 4.875%, 5/1/25 (5)	10,200	10,153
Harris County Cultural Ed. Fac. Fin., Brazos Presybyterian Homes, Series A, 5.00%, 1/1/38	440	423
Harris County Cultural Ed. Fac. Fin., Brazos Presybyterian Homes, Series A, 5.00%, 1/1/43	450	422
Hidalgo County Regional Mobility Auth., Senior Lien, Series A, 4.00%, 12/1/38	1,465	1,373
Hidalgo County Regional Mobility Auth., Senior Lien, Series A, 4.00%, 12/1/39	915	852
Hidalgo County Regional Mobility Auth., Senior Lien, Series A, 4.00%, 12/1/40	915	847
Hidalgo County Regional Mobility Auth., Senior Lien, Series A, 4.00%, 12/1/41	915	839
Houston Airport System, Series B-1, 5.00%, 7/15/30 (5)	6,105	6,129
Houston Airport System, Series B-1, 5.00%, 7/15/35 (5)	8,210	8,186

Houston Airport System, United Airlines, 4.00%, 7/15/41 (5)	4,295	3,871
Houston Airport System, United Airlines, Series A, 4.00%, 7/1/41 (5)	1,760	1,587
Joint Guadalupe County - Seguin Hosp., 5.00%, 12/1/28	1,205	1,238
Joint Guadalupe County - Seguin Hosp., 5.00%, 12/1/30	1,450	1,481
Joint Guadalupe County - Seguin Hosp., 5.00%, 12/1/40	2,505	2,507
Joint Guadalupe County - Seguin Hosp., 5.00%, 12/1/45	5,725	5,625
Joint Guadalupe County - Seguin Hosp., 5.25%, 12/1/35	1,785	1,822
Matagorda County Navigation Dist. No. 1, AEP Texas Central, Series B-2, 4.00%, 6/1/30	5,155	5,163
Mission Economic Dev., Natgasoline, Series B, 4.625%, 10/1/31 (4)(5)	12,915	13,094
Montgomery County Toll Road Auth., 5.00%, 9/15/32	470	487
Montgomery County Toll Road Auth., 5.00%, 9/15/33	490	506
Montgomery County Toll Road Auth., 5.00%, 9/15/34	515	531
Montgomery County Toll Road Auth., 5.00%, 9/15/35	480	494
Montgomery County Toll Road Auth., 5.00%, 9/15/36	1,205	1,239
Montgomery County Toll Road Auth., 5.00%, 9/15/38	1,120	1,149
Montgomery County Toll Road Auth., 5.00%, 9/15/43	3,360	3,428
Montgomery County Toll Road Auth., 5.00%, 9/15/48	3,370	3,429
New Hope Cultural Ed. Fac. Fin., Blinn College, Series A, 5.00%, 7/1/57	8,595	7,736
New Hope Cultural Ed. Fac. Fin., Buckingham Senior Living, VR, 2.00%, 11/15/61	5,878	3,070
New Hope Cultural Ed. Fac. Fin., Collegiate Housing College Station, Series A, 5.00%, 4/1/29	5,025	5,048
New Hope Cultural Ed. Fac. Fin., Collegiate Housing College Station, Series A, 5.00%, 4/1/46	13,445	12,732
New Hope Cultural Ed. Fac. Fin., Collegiate Housing College Station, Series A, 5.00%, 4/1/46 (3)	2,680	2,736
New Hope Cultural Ed. Fac. Fin., Collegiate Housing, Denton Univ., Series A-1, 5.00%, 7/1/58 (3)	2,555	2,638
New Hope Cultural Ed. Fac. Fin., Collegiate Housing, Tarleton State Univ., Series A, 5.00%, 4/1/30 (Prerefunded 4/1/25) (8)	430	456
New Hope Cultural Ed. Fac. Fin., Collegiate Housing, Tarleton State Univ., Series A, 5.00%, 4/1/35 (Prerefunded 4/1/25) (8)	1,310	1,389
New Hope Cultural Ed. Fac. Fin., Collegiate Housing, Tarleton State Univ., Series A, 5.00%, 4/1/47 (Prerefunded 4/1/25) (8)	5,175	5,485
New Hope Cultural Ed. Fac. Fin., Legacy Midtown, Series A, 5.50%, 7/1/54	3,890	3,287
New Hope Cultural Ed. Fac. Fin., MRC Crestview, 5.00%, 11/15/36 (Prerefunded 11/15/24) (8)	470	503
New Hope Cultural Ed. Fac. Fin., MRC Crestview, 5.00%, 11/15/46 (Prerefunded 11/15/24) (8)	1,330	1,424
New Hope Cultural Ed. Fac. Fin., MRC Senior Living, Langford, Series A, 5.375%, 11/15/36	430	403

New Hope Cultural Ed. Fac. Fin., MRC Senior Living, Langford, Series A, 5.50%, 11/15/46	860	779
New Hope Cultural Ed. Fac. Fin., MRC Senior Living, Langford, Series A, 5.50%, 11/15/52	860	764
New Hope Cultural Ed. Fac. Fin., Presbyterian Village North, 5.00%, 10/1/31	860	838
New Hope Cultural Ed. Fac. Fin., Presbyterian Village North, 5.00%, 10/1/32	400	387
New Hope Cultural Ed. Fac. Fin., Presbyterian Village North, 5.00%, 10/1/33	860	829
New Hope Cultural Ed. Fac. Fin., Presbyterian Village North, 5.00%, 10/1/34	860	825
New Hope Cultural Ed. Fac. Fin., Presbyterian Village North, 5.00%, 10/1/39	1,290	1,197
New Hope Cultural Ed. Fac. Fin., Presbyterian Village North, 5.25%, 10/1/49	5,220	4,823
New Hope Cultural Ed. Fac. Fin., Texas A&M Univ. Corpus Christi, Series A, 5.00%, 4/1/37 (Prerefunded 4/1/27) (8)	1,460	1,610
New Hope Cultural Ed. Fac. Fin., Texas A&M Univ. Corpus Christi, Series A, 5.00%, 4/1/42 (Prerefunded 4/1/27) (8)	1,720	1,896
Port Beaumont Navigation Dist., Jefferson Gulf Coast, 2.75%, 1/1/36 (4)(5)	900	668
Port Beaumont Navigation Dist., Jefferson Gulf Coast, 3.00%, 1/1/50 (4)(5)	2,150	1,394
Port Beaumont Navigation Dist., Jefferson Gulf Coast, Series A, 3.625%, 1/1/35 (4)(5)	1,785	1,511
Port Beaumont Navigation Dist., Jefferson Gulf Coast, Series A, 4.00%, 1/1/50 (4)(5)	3,300	2,604
Tarrant County Cultural Ed. Fac. Fin., Buckner Retirement Services, Series A, 5.00%, 11/15/27	1,300	1,387
Tarrant County Cultural Ed. Fac. Fin., Buckner Retirement Services, Series A, 5.00%, 11/15/29	1,430	1,519
Tarrant County Cultural Ed. Fac. Fin., Buckner Retirement Services, Series A, 5.00%, 11/15/30	860	910
Tarrant County Cultural Ed. Fac. Fin., Buckner Retirement Services, Series A, 5.00%, 11/15/37	2,150	2,231
Tarrant County Cultural Ed. Fac. Fin., Buckner Retirement Services, Series B, 5.00%, 11/15/40	3,330	3,437
Tarrant County Cultural Ed. Fac. Fin., Buckner Retirement Services, Series B, 5.00%, 11/15/46	3,630	3,715
Tarrant County Cultural Ed. Fac. Fin., Edgemere-Northwest Senior Housing, 5.25%, 11/15/47 (1)(11)	1,735	694
Tarrant County Cultural Ed. Fac. Fin., Edgemere-Northwest Senior Housing, Series A, 5.00%, 11/15/45 (1)(11)	8,960	3,584
Tarrant County Cultural Ed. Fac. Fin., Stayton at Museum Way, Series A, 5.75%, 12/1/54	6,383	5,038

Tarrant County, Edgemere Dip Loan, 10.00%, 12/31/22, Acquisition Date: 4/20/22, Cost $1,693 (16)(17)	1,693	1,693
Texas Private Activity Bond Surface Transportation, Blueridge Transportation Group, 5.00%, 12/31/50 (5)	5,115	5,164
Texas Private Activity Bond Surface Transportation, Blueridge Transportation Group, 5.00%, 12/31/55 (5)	3,490	3,521
Texas Private Activity Bond Surface Transportation, Segment 3C Project, 5.00%, 6/30/58 (5)	6,700	6,765
Texas Transportation Commission, First Tier Toll, State Highway, 5.00%, 8/1/57	9,495	9,644
		248,305
UTAH 0.7%		
Military Installation Dev. Auth., Series A-1, 4.00%, 6/1/41	1,800	1,490
Military Installation Dev. Auth., Series A-1, 4.00%, 6/1/52	4,000	3,083
Military Installation Dev. Auth., Series A-2, 4.00%, 6/1/41	2,700	2,215
Military Installation Dev. Auth., Series A-2, 4.00%, 6/1/52	8,195	6,210
Salt Lake City Airport, Series A, 5.00%, 7/1/42 (5)	4,725	4,863
Salt Lake City Airport, Series A, 5.00%, 7/1/47 (5)	3,435	3,517
UIPA Crossroads Public Infrastructure Dist., 4.375%, 6/1/52 (4)	10,980	9,541
		30,919
VIRGINIA 6.1%		
Botetourt County, Residential Care Fac., Glebe, Series A, 6.00%, 7/1/34	6,270	6,508
Chesapeake Bay Bridge & Tunnel Dist., First Tier General Resolution, 5.00%, 7/1/46	13,610	14,063
Chesapeake Bay Bridge & Tunnel Dist., First Tier General Resolution, 5.00%, 7/1/51	12,715	13,101
Chesapeake Expressway Toll Road, Series B, STEP, 7/15/40	6,470	6,469
Fairfax County Economic Dev. Auth., Vinson Hall, Series A, 5.00%, 12/1/32 (Prerefunded 12/1/23) (8)	1,420	1,464
Fairfax County Economic Dev. Auth., Vinson Hall, Series A, 5.00%, 12/1/42 (Prerefunded 12/1/23) (8)	2,405	2,480
Fairfax County Economic Dev. Auth., Vinson Hall, Series A, 5.00%, 12/1/47 (Prerefunded 12/1/23) (8)	1,720	1,774
Henrico County Economic Dev. Auth., Westminster Canterbury RIC, Series A, 5.00%, 10/1/47	1,675	1,768
Henrico County Economic Dev. Auth., Westminster Canterbury RIC, Series A, 5.00%, 10/1/52	2,100	2,191
James City County Economic Dev. Auth., United Methodist Homes, Series A, 6.00%, 6/1/43 (Prerefunded 6/1/23) (8)	4,492	4,603
Lynchburg Economic Dev. Auth., Centra Health Obligated Group, 4.00%, 1/1/55	4,375	3,906
Norfolk Redev. & Housing Auth., Fort Norfolk Retirement Community, 5.00%, 1/1/35	3,455	3,340
Norfolk Redev. & Housing Auth., Fort Norfolk Retirement Community, 5.00%, 1/1/46	4,425	4,028

Norfolk Redev. & Housing Auth., Fort Norfolk Retirement Community, 5.375%, 1/1/35	5,370	5,376
Norfolk Redev. & Housing Auth., Fort Norfolk Retirement Community, 5.375%, 1/1/46	3,670	3,540
Norfolk Redev. & Housing Auth., Fort Norfolk Retirement Community, Series A, 5.00%, 1/1/49	2,795	2,516
Stafford County Economic Dev. Auth., Mary Washington Healthcare, 5.00%, 6/15/33	860	906
Stafford County Economic Dev. Auth., Mary Washington Healthcare, 5.00%, 6/15/34	1,075	1,129
Stafford County Economic Dev. Auth., Mary Washington Healthcare, 5.00%, 6/15/35	1,720	1,802
Tobacco Settlement Fin., Capital Appreciation, Series C, Zero Coupon, 6/1/47	23,205	5,719
Virginia College Building Auth., Marymount Univ., 5.00%, 7/1/45 (4)	5,155	5,180
Virginia College Building Auth., Marymount Univ., 5.25%, 7/1/30 (4)	1,190	1,221
Virginia College Building Auth., Marymount Univ., 5.25%, 7/1/35 (4)	1,550	1,580
Virginia College Building Auth., Marymount Univ., Series A, 5.00%, 7/1/23 (4)	1,125	1,138
Virginia College Building Auth., Marymount Univ., Series A, 5.00%, 7/1/24 (4)	1,180	1,204
Virginia College Building Auth., Marymount Univ., Series A, 5.00%, 7/1/25 (4)	1,240	1,274
Virginia College Building Auth., Marymount Univ., Series A, 5.00%, 7/1/30 (4)	4,070	4,148
Virginia College Building Auth., Marymount Univ., Series A, 5.00%, 7/1/35 (4)	1,000	1,012
Virginia College Building Auth., Marymount Univ., Series A, 5.00%, 7/1/45 (4)	2,670	2,683
Virginia Small Business Fin. Auth., 95 Express Lanes, 4.00%, 1/1/40 (5)	1,250	1,147
Virginia Small Business Fin. Auth., 95 Express Lanes, 4.00%, 1/1/41 (5)	2,325	2,117
Virginia Small Business Fin. Auth., 95 Express Lanes, 4.00%, 1/1/42 (5)	1,115	1,007
Virginia Small Business Fin. Auth., 95 Express Lanes, 4.00%, 1/1/48 (5)	16,425	14,286
Virginia Small Business Fin. Auth., 95 Express Lanes, 5.00%, 7/1/33 (5)	3,820	4,084
Virginia Small Business Fin. Auth., 95 Express Lanes, 5.00%, 7/1/34 (5)	2,900	3,078
Virginia Small Business Fin. Auth., 95 Express Lanes, 5.00%, 7/1/35 (5)	3,300	3,491

Virginia Small Business Fin. Auth., 95 Express Lanes, 5.00%, 1/1/36 (5)	915	966
Virginia Small Business Fin. Auth., 95 Express Lanes, 5.00%, 7/1/37 (5)	2,035	2,139
Virginia Small Business Fin. Auth., Elizabeth River Crossings, 4.00%, 1/1/32 (5)	2,395	2,395
Virginia Small Business Fin. Auth., Elizabeth River Crossings, 4.00%, 7/1/32 (5)	2,070	2,064
Virginia Small Business Fin. Auth., Elizabeth River Crossings, 4.00%, 1/1/35 (5)	3,660	3,555
Virginia Small Business Fin. Auth., Elizabeth River Crossings, 4.00%, 1/1/36 (5)	5,030	4,854
Virginia Small Business Fin. Auth., Elizabeth River Crossings, 4.00%, 1/1/37 (5)	3,345	3,201
Virginia Small Business Fin. Auth., Elizabeth River Crossings, 4.00%, 1/1/38 (5)	4,150	3,943
Virginia Small Business Fin. Auth., Elizabeth River Crossings, 4.00%, 1/1/39 (5)	6,385	6,000
Virginia Small Business Fin. Auth., Elizabeth River Crossings, 4.00%, 1/1/40 (5)	7,220	6,738
Virginia Small Business Fin. Auth., I-495 Hot Lanes Project, 5.00%, 12/31/47 (5)	12,055	12,465
Virginia Small Business Fin. Auth., Transform 66 P3 Project, 5.00%, 12/31/47 (5)	1,290	1,315
Virginia Small Business Fin. Auth., Transform 66 P3 Project, 5.00%, 12/31/49 (5)	9,450	9,620
Virginia Small Business Fin. Auth., Transform 66 P3 Project, 5.00%, 12/31/56 (5)	71,965	73,069
		267,657
WASHINGTON 0.8%		
Adams County Public Hosp. Dist. No. 2, GO, 5.125%, 12/1/44	2,285	2,332
Port of Seattle IDC, Delta Airlines, 5.00%, 4/1/30 (5)	2,580	2,595
Washington State Convention Center Public Fac. Dist., 4.00%, 7/1/31	6,485	6,272
Washington State Housing Fin. Commission, Hearthstone, 5.00%, 7/1/38 (4)	830	721
Washington State Housing Fin. Commission, Hearthstone, 5.00%, 7/1/48 (4)	2,495	2,006
Washington State Housing Fin. Commission, Hearthstone, 5.00%, 7/1/53 (4)	1,000	786
Washington State Housing Fin. Commission, Judson Park, 4.00%, 7/1/28 (4)	225	214
Washington State Housing Fin. Commission, Judson Park, 5.00%, 7/1/33 (4)	225	219
Washington State Housing Fin. Commission, Judson Park, 5.00%, 7/1/38 (4)	650	617

Washington State Housing Fin. Commission, Judson Park, 5.00%, 7/1/48 (4)	1,805	1,631
Washington State Housing Fin. Commission, Presbyterian Retirement, Series A, 5.00%, 1/1/46 (4)	2,795	2,485
Washington State Housing Fin. Commission, Presbyterian Retirement, Series A, 5.00%, 1/1/51 (4)	5,785	5,043
Washington State Housing Fin. Commission, Social Certificate, Series A-1, Class A, 3.50%, 12/20/35	6,791	6,191
Washington State Housing Fin. Commission, Transform Age Project, Series A, 5.00%, 1/1/55 (4)	5,350	4,569
		35,681
WEST VIRGINIA 0.2%		
Monongalia County Commission Excise Tax Dist., Series A, 4.125%, 6/1/43 (4)	1,935	1,784
Monongalia County Commission Excise Tax Dist., Series B, 4.875%, 6/1/43 (4)	1,280	1,168
Monongalia County Commission, Univ. Town Center, Series A, 5.50%, 6/1/37 (4)	2,105	2,160
Monongalia County Commission, Univ. Town Center, Series A, 5.75%, 6/1/43 (4)	2,105	2,165
West Virginia Economic Dev. Auth., Arch Resources, VRDN, 5.00%, 7/1/45 (Tender 7/1/25) (5)	2,580	2,602
		9,879
WISCONSIN 2.7%		
PFA, Celanese, Series B, 5.00%, 12/1/25 (5)	5,155	5,413
PFA, Celanese, Series C, 4.30%, 11/1/30 (5)	4,295	4,363
PFA, Celanese, Series D, 4.05%, 11/1/30	2,150	2,166
PFA, Church Home of Hartford, 5.00%, 9/1/30 (4)	685	679
PFA, Church Home of Hartford, 5.00%, 9/1/38 (4)	1,480	1,414
PFA, Corvian Community School, Series A, 4.00%, 6/15/29 (4)	805	766
PFA, Corvian Community School, Series A, 5.00%, 6/15/39 (4)	860	830
PFA, Corvian Community School, Series A, 5.00%, 6/15/49 (4)	1,505	1,390
PFA, Corvian Community School, Series A, 5.125%, 6/15/47 (4)	2,265	2,174
PFA, Founders of Academy Las Vegas, Series A, 4.00%, 7/1/30 (4)	345	325
PFA, Founders of Academy Las Vegas, Series A, 5.00%, 7/1/40 (4)	610	588
PFA, Founders of Academy Las Vegas, Series A, 5.00%, 7/1/55 (4)	1,245	1,140
PFA, Grand Hyatt San Antonio, Series A, 5.00%, 2/1/52	1,990	2,062
PFA, Grand Hyatt San Antonio, Series A, 5.00%, 2/1/62	3,660	3,750
PFA, Mary's Woods at Marylhurst, 5.25%, 5/15/37 (4)	470	455
PFA, Mary's Woods at Marylhurst, 5.25%, 5/15/42 (4)	1,055	997
PFA, Mary's Woods at Marylhurst, 5.25%, 5/15/47 (4)	1,050	973
PFA, Mary's Woods at Marylhurst, 5.25%, 5/15/52 (4)	1,975	1,806
PFA, Mountain Island Charter School, 5.00%, 7/1/37	710	714
PFA, Mountain Island Charter School, 5.00%, 7/1/47	1,720	1,721
PFA, Mountain Island Charter School, 5.00%, 7/1/52	3,695	3,682

‡ Par/Shares are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) Security is in default or has failed to make a scheduled interest and/or principal payment.
(3) Insured by Assured Guaranty Municipal Corporation
(4) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $834,193 and represents 19.0% of net assets.
(5) Interest subject to alternative minimum tax.
(6) Insured by Berkshire Hathaway Assurance Corporation
(7) When-issued security
(8) Prerefunded date is used in determining portfolio maturity.
(9) Security has the ability to pay in-kind or pay in cash. When applicable, separate rates of such payments are disclosed.
(10) Insured by National Public Finance Guarantee Corporation
(11) Obligor is currently in a bankruptcy reorganization proceeding; the amount and timing of future distributions is uncertain.
(12) Escrowed to maturity
(13) Insured by AMBAC Assurance Corporation
(14) Contingent value instrument that only pays out if a portion of the territory's Sales and Use Tax outperforms the projections in the Oversight Board's Certified Fiscal Plan.
(15) Issuer is currently in a bankruptcy reorganization proceeding; the amount and timing of future distributions is uncertain.
(16) See Note 2. Level 3 in fair value hierarchy.
(17) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund may have registration rights for certain restricted securities. Any costs related to such registration are generally borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period end amounts to $1,693 and represents 0.0% of net assets.

3M USD LIBOR Three month USD LIBOR (London interbank offered rate)
CDA Community Development Administration/Authority
CDFI Community Development Financial Institution
COP Certificate of Participation
DFA Development Finance Authority
FRN Floating Rate Note
GO General Obligation
HCFFA Health Care Facilities Financing Authority
HEFA Health & Educational Facility Authority
HFA Health Facility Authority
HHEFA Health & Higher Educational Facility Authority
IDA Industrial Development Authority/Agency
IDC Industrial Development Corporation
PCR Pollution Control Revenue

The accompanying notes are an integral part of these financial statements.

August 31, 2022 (Unaudited)

The accompanying notes are an integral part of these financial statements.

(Unaudited)

The accompanying notes are an integral part of these financial statements.

(Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Tax-Free High Yield Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term low- to upper-medium-grade municipal securities. The fund has three classes of shares: the Tax-Free High Yield Fund (Investor Class), the Tax-Free High Yield Fund–Advisor Class (Advisor Class) and the Tax-Free High Yield Fund–I Class (I Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. As a result of the reduction in the I Class minimum, certain assets transferred from the Investor Class to the I Class. This transfer of shares from Investor Class to I Class is reflected in the Statement of Changes in Net Assets within the Capital shares transactions as Shares redeemed and Shares sold, respectively. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared by each class daily and paid monthly. A capital gain distribution, if any, may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended August 31, 2022, the fund realized $2,400,000 of net gain on $443,573,000 of in-kind redemptions.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

The FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting in March 2020 and ASU 2021-01 in January 2021 which provided further amendments and clarifications to Topic 848. These ASUs provide optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR), and other interbank-offered based reference rates, through December 31, 2022. Management intends to rely upon the relief provided under Topic 848, which is not expected to have a material impact on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.

Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on August 31, 2022 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

When-Issued Securities The fund enters into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

LIBOR Transition The fund may invest in instruments that are tied to reference rates, including LIBOR. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offered rates (IBOR). While publication for most LIBOR currencies and lesser-used USD LIBOR settings ceased immediately after December 31, 2021, remaining USD LIBOR settings will continue to be published until June 30, 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $622,457,000 and $1,276,033,000, respectively, for the six months ended August 31, 2022.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of February 28, 2022, the fund had $18,623,000 of available capital loss carryforwards.

At August 31, 2022, the cost of investments for federal income tax purposes was $4,681,784,000. Net unrealized loss aggregated $322,188,000 at period-end, of which $39,065,000 related to appreciated investments and $361,253,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At August 31, 2022, the effective annual group fee rate was 0.29%. Effective July 1, 2019, Price Associates has contractually agreed, at least through June 30, 2023, to waive a portion of its management fee in order to limit the fund’s management fees to 0.49% of the fund’s average daily net assets. Thereafter, this agreement will automatically renew for one-year terms unless terminated or modified by the fund’s Board. Any fees waived under this agreement are not subject to reimbursement to Price Associates by the fund. The total management fees waived were $2,234,000 and allocated ratably in the amounts of $1,219,000 for the Investor Class, $3,000 for the Advisor Class, and $1,012,000 for the I Class, for the six months ended August 31, 2022.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended August 31, 2022, expenses incurred pursuant to these service agreements were $52,000 for Price Associates and $452,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended August 31, 2022, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of August 31, 2022.

NOTE 6 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets. These are recent examples of global events which may have an impact on the fund’s performance, which could be negatively impacted if the value of a portfolio holding were harmed by these and such other events. Management is actively monitoring the risks and financial impacts arising from these events.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment adviser, T. Rowe Price Associates, Inc. (Adviser). In that regard, at a meeting held on March 7–8, 2022 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Adviser was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Adviser about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Adviser

The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund, as well as the Adviser’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund

The Board took into account discussions with the Adviser and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s total returns for various periods through December 31, 2021, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including relative performance information as of September 30, 2021, supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale

The Board reviewed detailed information regarding the revenues received by the Adviser under the Advisory Contract and other direct and indirect benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Adviser bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Adviser from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract or otherwise from any economies of scale realized by the Adviser. Under the Advisory Contract, the fund pays a fee to the Adviser for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. In addition, there is a contractual limitation in place that limits the fund’s overall management fee rate to 0.49% of its average daily net assets. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses

The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, actual management fees, nonmanagement expenses, and total expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) actual management fees and total expenses of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) actual management fees, nonmanagement expenses, and total expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Adviser after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the third quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the third quintile (Investor Class Expense Group and Expense Universe) and second quintile (Advisor Class Expense Group), and the fund’s total expenses ranked in the fifth quintile (Investor Class Expense Group and Expense Universe) and first quintile (Advisor Class Expense Group).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Adviser and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Adviser’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Adviser’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Adviser’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Adviser to manage its mutual fund business versus managing a discrete pool of assets as a subadviser to another institution’s mutual fund or for an institutional account and that the Adviser generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract

As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board has appointed the Adviser as the administrator of the Liquidity Program. As administrator, the Adviser is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. The Adviser has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within the Adviser.

The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.

As required by the Liquidity Rule, at a meeting held on July 25, 2022, the Board was presented with an annual assessment prepared by the LRC, on behalf of the Adviser, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1, 2021, through March 31, 2022. The report described the methodology for classifying a fund’s investments (including any derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.

During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Free High Yield Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	October 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	October 18, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	October 18, 2022